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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor
New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel
c/o Baron Select Funds
767 Fifth Avenue, 49th Floor
New York, NY 10153
(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

          Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

          A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

          Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

          SEC 2569 (5-07)

Baron Partners Fund	Baron Funds®
Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund
Baron Emerging Markets Fund
Baron Energy and Resources Fund
Baron Global Advantage Fund

June 30, 2012	Semi-Annual Financial Report

Baron Partners Fund
Ticker Symbols:
Retail Shares: BPTRX
Institutional Shares: BPTIX
Performance	2
Top Ten Holdings	3
Sector Breakdown	3
Management’s Discussion of Fund Performance	3

Baron Focused Growth Fund
Ticker Symbols:
Retail Shares: BFGFX
Institutional Shares: BFGIX
Performance	4
Top Ten Holdings	5
Sector Breakdown	5
Management’s Discussion of Fund Performance	5

Baron International Growth Fund
Ticker Symbols:
Retail Shares: BIGFX
Institutional Shares: BINIX
Performance	6
Top Ten Holdings	7
Sector Breakdown	7
Management’s Discussion of Fund Performance	7

Baron Real Estate Fund
Retail Shares: BREFX
Institutional Shares: BREIX
Performance	8
Top Ten Holdings	9
Sector Breakdown	9
Management’s Discussion of Fund Performance	9

Baron Emerging Markets Fund
Retail Shares: BEXFX
Institutional Shares: BEXIX
Performance	10
Top Ten Holdings	11
Sector Breakdown	11
Management’s Discussion of Fund Performance	11

Baron Energy and Resources Fund
Ticker Symbols:
Retail Shares: BENFX
Institutional Shares: BENIX
Performance	12
Top Ten Holdings	13
Sector Breakdown	13
Management’s Discussion of Fund Performance	13

Baron Global Advantage Fund
Ticker Symbols:
Retail Shares: BGAFX
Institutional Shares: BGAIX
Performance	14
Top Ten Holdings	15
Sector Breakdown	15
Management’s Discussion of Fund Performance	15

Financial Statements

Statements of Net Assets	16
Statements of Assets and Liabilities	26
Statements of Operations	28
Statements of Changes in Net Assets	30
Statement of Cash Flows	32
Notes to Financial Statements	33

Financial Highlights	41

Fund Expenses	48

Disclosure Regarding Approval of the Investment Advisory Agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund	49

Disclosure Regarding Approval of the Investment Advisory Agreement for Baron Global Advantage Fund	50

DEAR BARON SELECT FUNDS SHAREHOLDER:
In this report you will find unaudited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund (the “Funds”) for the six months ended June 30, 2012. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.
We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.
Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and	Chairman, President and	Treasurer and
Chief Investment Officer	Chief Operating Officer	Chief Financial Officer
August 23, 2012	August 23, 2012	August 23, 2012

This Semi-Annual Financial Report is for the Baron Select Funds which currently has seven series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund. If you are interested in Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund and Baron Fifth Avenue Growth Fund series, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.
A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website at www.BaronFunds.com, or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.
The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99BARON. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.
Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.
The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds, unless accompanied or preceded by the Funds’ current prospectus.

Baron Partners Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2012
						Since
						Inception
	Six	One	Three	Five	Ten	(January 31,
	Months*	Year	Years	Years	Years	1992)
Baron Partners Fund — Retail Shares[1,2,3]	6.45%	–5.02%	17.57%	–1.19%	8.57%	11.74%
Baron Partners Fund — Institutional Shares[1,2,3,4]	6.61%	–4.76%	17.89%	–1.03%	8.66%	11.79%
Russell Midcap Growth Index[1]	8.10%	–2.99%	19.01%	1.90%	8.47%	8.35%
S&P 500 Index[1]	9.49%	5.45%	16.40%	0.22%	5.33%	8.23%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell MidcapTM Growth Index measures the performance of medium-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Partners Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2012 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of Total
Investments
Arch Capital Group Ltd.	9.7%
ITC Holdings Corp.	9.0%
Dick’s Sporting Goods, Inc.	8.4%
Hyatt Hotels Corp.	8.1%
FactSet Research Systems, Inc.	7.5%
Verisk Analytics, Inc.	7.1%
Fastenal Co.	7.0%
The Charles Schwab Corp.	5.1%
Vail Resorts, Inc.	4.8%
MSCI, Inc.	4.5%
71.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron Partners Fund‡ gained 6.45% underperforming the Russell Midcap Growth Index which gained 8.10%.

The Fund has performed well since it converted into an open-end mutual fund on April 30, 2003. In the period since the Fund’s conversion on April 30, 2003 through June 30, 2012, the Fund gained an annualized 11.43% versus an annualized 9.69% for the Russell Midcap Growth Index. The Fund also has significantly outperformed the Russell Midcap Growth Index since its inception on January 31, 1992, gaining an annualized 11.74%* compared to an annualized 8.35% for the index. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

Baron Partners Fund invests mainly in U.S. companies of any size with significant long-term growth potential. We believe that our investment process can identify investment opportunities that are attractively priced relative to their future prospects. Baron Partners Fund is non-diversified so the Fund’s top 10 holdings are expected to comprise a significant percentage of the Fund. The Fund is non-diversified and uses leverage, which is a riskier investment strategy.

Equity markets were volatile during the period amid global macroeconomic concerns over the outcome of the European debt crisis and its impact on economies worldwide. Oil prices also contributed to this volatility. Prices fell from their 2012 peak in February in response to greater energy production, larger inventories, and lower usage in the U.S. and abroad. Consumer spending, consumer and industrial distributors, and the U.S. manufacturing sector in general, should all be helped by the recent decline in energy prices. Moreover, we believe that today’s uncertain investing environment will turn out to be one of the most attractive in history. In our view, valuations are compelling, and the businesses in which we invest offer significant growth prospects bolstered by cash-rich balance sheets and visionary management teams.

The Fund’s investments in the Consumer Discretionary, Financials, and Information Technology sectors were the largest contributors to performance, while the Fund’s investments in the Utilities and Energy sectors detracted.

Full-line sporting goods retailer Dick’s Sporting Goods, Inc., was the leading contributor to Fund performance for the six-month period, as increased outdoor sports due to a mild winter in the U.S. led to strong first quarter 2012 results.

The biggest detractor from Fund performance in the period was ITC Holdings Corp., the largest independent electric transmission company in the U.S. The stock came under pressure over concerns about the stability of ITC’s return on equity given the current low interest rate environment. Also, ITC was the target of a hedge fund short seller. We believe the recent issues will be resolved, and we continue to hold ITC for the long term.

We expect to continue to establish long positions in securities that, in our opinion, have favorable price-to-value characteristics based on our assessment of their prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 2.

Baron Focused Growth Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES) IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2012
						Since
						Inception
	Six	One	Three	Five	Ten	(May 31,
	Months*	Year	Years	Years	Years	1996)
Baron Focused Growth Fund — Retail Shares[1,2,3,5]	1.24%	–5.66%	14.45%	2.39%	11.98%	10.71%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4,5]	1.33%	–5.44%	14.71%	2.53%	12.06%	10.75%
Russell 2500 Growth Index[1]	8.44%	–3.19%	19.38%	2.35%	8.35%	5.63%
S&P 500 Index[1]	9.49%	5.45%	16.40%	0.22%	5.33%	6.42%

*	Not annualized.

[1]
The indexes are unmanaged. The Russell 2500TM Growth Index measures the performance of small to medium-sized companies that are classified as growth, and the S&P500 Index of 500 widely held large-cap U.S. companies. The indexes and the Baron Focused Growth Fund are with dividends, which positively impact the performance results.

[2]
Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to registered investment companies, which, if it were, might have adversely affected its performance.

[3]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

[5]
Prior to January 1, 2011, the Fund had a distribution policy which required the Fund to pay a minimum annual distribution of 4% of the Fund’s net assets per share measured as of December 31 of the preceding year.

June 30, 2012 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Verisk Analytics, Inc.	6.7%
Hyatt Hotels Corp.	6.4%
Choice Hotels International, Inc.	5.5%
Dick’s Sporting Goods, Inc.	5.1%
AMERIGROUP Corp.	5.1%
Genesee & Wyoming, Inc.	5.1%
American Campus Communities, Inc.	4.8%
Airgas, Inc.	4.5%
Netflix, Inc.	4.4%
Fastenal Co.	4.3%
51.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron Focused Growth Fund‡ gained 1.24%, underperforming the Russell 2500 Growth Index, which gained 8.44%.

Since its inception on May 31, 1996, through June 30, 2012, the Fund has significantly outperformed the Russell 2500 Growth Index, gaining an annualized 10.71%* compared to an annualized 5.63% for the index.

The Fund invests in a non-diversified portfolio of companies that we believe are well capitalized, and have exceptional management, significant growth potential, and sustainable barriers to competition. We seek to invest in companies that we believe will double in size within five years. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals. The Fund is non-diversified which is a riskier investment strategy.

Equity markets were volatile during the period amid global macroeconomic concerns over the outcome of the European debt crisis and its impact on economies worldwide. Oil prices also contributed to this volatility. Prices fell from their 2012 peak in February in response to greater energy production, larger inventories, and lower usage in the U.S. and abroad. Consumer spending, consumer and industrial distributors, and the U.S. manufacturing sector in general, should all be helped by the recent decline in energy prices. Moreover, we believe that today’s uncertain investing environment will turn out to be one of the most attractive in history. In our view, valuations are compelling, and the businesses in which we invest offer significant growth prospects bolstered by cash-rich balance sheets and visionary management teams.

The Fund’s investments in the Health Care, Financials, and Information Technology sectors were the strongest contributors to performance, while the Fund’s investments in the Energy, Utilities, and Industrials sectors were the largest detractors from performance.

Insurance analytics company Verisk Analytics, Inc., was the largest contributor to Fund performance for the six-month period. The company posted strong first quarter 2012 results, particularly from the high growth health care analytics business. Solid performance for the period was a result of its MediConnect acquisition, which provides Verisk a new and powerful data set around health care outcomes, and strengthening property and casualty pricing.

The biggest detractor from Fund performance for the period was SM Energy Co., an independent oil and gas exploration and production company, with operations largely focused on the Eagle Ford Shale and Williston Basin areas in the U.S. SM Energy continues to execute on its growth strategy in these two core development areas. However, the decline in oil and natural gas liquids prices are expected to put more pressure on cash flows, which depressed share prices over the period. We believe the decline in share price was overdone because SM Energy’s net asset value is well above the share price, even at current commodity prices.

We expect to continue to establish positions in small and mid-sized businesses that, in our opinion, have favorable price-to-value characteristics based on our assessment of prospects for future growth and profitability.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

*	Please see Footnote 2 on page 4.

Baron International Growth Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES) IN RELATION TO THE MSCI ACWI EX USA IMI GROWTH INDEX AND THE MSCI ACWI EX USA INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2012
				Since
				Inception
	Six	One	Three	(December 31,
	Months*	Year	Years	2008)
Baron International Growth Fund — Retail Shares[1,2]	8.18%	–10.80%	13.68%	14.91%
Baron International Growth Fund — Institutional Shares[1,2,3]	8.30%	–10.61%	13.94%	15.16%
MSCI ACWI ex USA IMI Growth Index[1]	3.46%	–14.23%	8.21%	11.02%
MSCI ACWI ex USA Index[1]	2.77%	–14.57%	6.97%	9.96%

*	Not annualized.

[1]
The MSCI ACWI ex USA indexes are an unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI ex USA IMI Growth Index Net USD measures the equity market performance of large-, mid- and small-cap growth securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Index Net USD measures the equity market performance of large and mid-cap securities across developed and emerging markets, excluding the United States. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]
Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns prior to May 29, 2009 did not reflect this fee, the returns would be higher.

June 30, 2012 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Eurofins Scientific SE	3.7%
Softbank Corp.	3.2%
Opera Software ASA	3.1%
Mellanox Technologies Ltd.	2.8%
Bridgestone Corp.	2.5%
Intertek Group plc	2.3%
FANUC Corp.	2.3%
Ryanair Holdings plc	2.2%
TOTVS SA	2.1%
Grifols SA	2.1%
26.3%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron International Growth Fund‡ gained 8.18%, outperforming the MSCI ACWI ex USA IMI Growth Index, which gained 3.46%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among several developed countries and developing countries throughout the world, although the Fund’s total exposure to developing countries will not exceed 30%. The Fund may purchase securities of companies of any size, but expects to focus on small- and mid-sized growth companies with market capitalizations of $10 billion or less at the time of purchase. The Fund seeks to purchase companies with the potential to increase in value 100% within four to five years based on our evaluation of the company’s prospects for future growth, profitability and competitive advantages. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

Equity markets were volatile during the period amid global macroeconomic concerns over the outcome of the European debt crisis and its impact on economies worldwide. However, the encouraging news is that global capital markets, which have been mostly held hostage by uncertainty for the better part of three years, have discounted a lot of the downside. Since the 2008 financial crisis, global monetary authorities have consistently broadcast a willingness to engineer a victory over deflation, and we believe that some form of European quantitative easing is not too far down the road. China has finally kicked off an easing cycle, partially in response to the slowdown in Europe, collectively its largest export market. We view China’s recent outperformance of many international markets as an encouraging sign, as this market is often a leading indicator and can itself stimulate economic demand across many countries.

While we have largely avoided purely domestic European investments due to our view of the structural inefficiencies implied by the current European monetary union, we have recently begun to increase research on European companies, as we believe that a compromise on fiscal and political union could present attractive opportunities. A resolution in Europe, combined with increased stimulus, would likely drive a more favorable environment for developing world equities, to which we maintain a 25%-30% exposure. Our exposure in Europe has largely been concentrated in export-oriented companies with sustainable competitive advantages. Such companies have benefited from a weaker euro and stable demand, and generally performed well over the period.

The Fund’s investments in the Information Technology, Health Care, and Consumer Discretionary sectors were the strongest contributors to performance, while the Fund’s investments in the Energy and Utilities sectors were the largest detractors.

Eurofins Scientific SE was the leading contributor to Fund performance for the six-month period. Eurofins provides analytical testing services to clients in the food, pharmaceutical, and environmental industries. Financial results have been solid with organic revenue growth exceeding the company’s mid-term organic growth objective. Eurofins also generated positive free cash flow in its seasonally weak first quarter for the first time in 10 years.

The biggest detractor from Fund performance for the period was bwin.party digital entertainment plc, one of the largest online gaming companies. The company’s share price retreated over the period, primarily due to new taxes imposed by Germany and Spain on online gaming companies, which will lower the company’s operating profits in the short term. However, these countries also passed favorable regulations that will allow online gaming companies to publicly advertise. We believe this creates significant upside potential for bwin.party digital entertainment over the long term.

We expect to continue investing alongside who we think are visionary entrepreneurs running quality businesses with attractive growth potential, capital-efficient business models, and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND† (RETAIL SHARES) IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2012
			Since
			Inception
	Six	One	(December 31,
	Months*	Year	2009)
Baron Real Estate Fund — Retail Shares[1,2]	17.91%	10.45%	17.67%
Baron Real Estate Fund — Institutional Shares[1,2]	18.07%	10.65%	17.93%
MSCI USA IMI Extended Real Estate Index[1]	14.66%	7.56%	14.36%
S&P 500 Index[1]	9.49%	5.45%	10.60%

*	Not annualized.

†
If the Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

[1]
The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Real Estate Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2012 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Capital Senior Living Corp.	6.6%
Equinix, Inc.	6.2%
Hyatt Hotels Corp.	5.3%
Wyndham Worldwide Corp.	5.1%
Starwood Hotels & Resorts Worldwide, Inc.	4.1%
Brookdale Senior Living, Inc.	4.0%
SBA Communications Corp.	3.6%
RealPage, Inc.	3.2%
CBRE Group, Inc.	3.1%
Brookfield Asset Management, Inc.	3.0%
44.2%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron Real Estate Fund‡ gained 17.91%, outperforming the MSCI USA IMI Extended Real Estate Index, which gained 14.66%.
Baron Real Estate Fund is a non-diversified fund that invests broadly in real estate and real estate-related companies of all sizes. The Fund seeks to invest in well managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include a more comprehensive group of real estate and real estate-related companies. These include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships (MLPs), data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

We believe that we are in the early stages of a multi-year real estate recovery – commercial and residential – driven by generationally low interest rates, improving credit availability, modestly rising demand, a scarcity of new development projects, and improved cash flows. After a five-year correction, the housing market has begun to stabilize and is now showing modest improvement in certain areas. In commercial real estate, the economic drivers of tenant demand are headed in the right direction, and near-term construction growth is low. Moderately increasing demand amid forecasts of low supply bodes well for commercial real estate cash flow growth.

The Fund’s investments in the Financials, Information Technology, and Consumer Discretionary sectors were the strongest contributors to performance.

The largest contributor to Fund performance for the six-month period was Equinix, Inc., a network-neutral operator of state-of-the-art data centers across North America, Europe, and Asia-Pacific. Shares performed well during the period as demand from its interconnection-focused data center customers remained strong, and the company raised earnings guidance for 2012. Management is exploring the viability of converting to a REIT structure, which drove a favorable revaluation of shares. Compared to other REITs, we believe Equinix’s shares remain notably undervalued.

Wynn Resorts Ltd., a luxury hotel and casino resorts operator with properties in Las Vegas and Macau, was the largest detractor from Fund performance. After rising in the first quarter, shares fell in the second quarter on investor concern over slowing growth in Macau. This placed the company on a slower growth trajectory until the opening of its Cotai project in Macau, which is expected in early 2016. Nevertheless, Wynn Resorts has maintained its market share in Macau despite increased competition, and we believe the stock price does not fully reflect certain operations.

We expect to continue to establish positions in real estate and real estate-related companies that we believe have exceptional management, sustainable competitive advantages, and compelling valuations.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS” ), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES) IN RELATION TO THE MSCI EM IMI GROWTH INDEX AND THE MSCI EM IMI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2012
			Since
			Inception
	Six	One	(December 31,
	Months*	Year	2010)
Baron Emerging Markets Fund — Retail Shares[1,2]	6.88%	–10.79%	–7.82%
Baron Emerging Markets Fund — Institutional Shares[1,2]	6.99%	–10.57%	–7.61%
MSCI EM IMI Growth Index[1]	4.85%	–16.47%	–11.09%
MSCI EM IMI Index[1]	4.31%	–16.29%	–10.99%

*	Not annualized.

[1]
The MSCI EM (Emerging Markets) IMI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI EM (Emerging Markets) IMI Growth Index Net USD and the MSCI EM (Emerging Markets) IMI Index Net USD are designed to measure equity market performance of large-, mid- and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2012 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Qualicorp SA	2.9%
M. Dias Branco SA	2.5%
TOTVS SA	2.5%
Sarana Menara Nusantara Tbk PT	2.3%
Bank Rakyat Indonesia (Persero) Tbk PT	2.2%
Tower Bersama Infrastructure Tbk PT	2.2%
Universal Robina Corp.	2.1%
21Vianet Group, Inc.	2.1%
Zee Entertainment Enterprises Ltd.	2.1%
Opera Software ASA	2.0%
22.9%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron Emerging Markets Fund‡ gained 6.88%, outperforming the MSCI EM IMI Growth Index, which gained 4.85%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size that have their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in the U.S., other developed countries, and Frontier Countries. The Fund seeks to invest in companies that have significant long-term growth prospects and to purchase them at prices we believe to be favorable. We look for companies that we believe can double in value within four to five years. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

In our view, events in Europe have had a profound impact on developing world markets. Europe is a large export market for key emerging market countries, and demand from Europe has declined. European institutions have been a major source of capital flows into such countries, and these flows have recently reversed due to liquidity and solvency strains. Concerns over a global economic slowdown have also caused a significant decline in commodity prices, a key source of revenue for many developing world countries. These factors have caused modest currency declines and general concerns over rising sovereign risk.

The good news is that global capital markets, which have been largely held hostage by uncertainty for the better part of three years, have already discounted a lot of the downside. Equity multiples in most markets and sectors appear cheap by historical standards. Since the 2008 financial crisis, global monetary authorities have consistently broadcast a willingness to engineer a victory over deflation, and we believe that some form of European quantitative easing is not too far down the road. China has finally kicked off an easing cycle, partially in response to the slowdown in Europe, collectively its largest export market. We view China’s recent outperformance of many international markets as an encouraging sign, as this market is often a leading indicator and can itself stimulate economic demand across many countries. A resolution in Europe, combined with increased stimulus, would likely drive a more favorable environment for developing world equities.

The Fund’s investments in the Information Technology, Consumer Discretionary, and Consumer Staples sectors were the strongest contributors to performance, while the Fund’s investments in the Utilities, Energy, and Telecommunication Services sectors modestly detracted from performance.

Africa Oil Corp. was the leading contributor to Fund performance for the six-month period. Africa Oil is a Canadian-based, East African focused, independent oil exploration and production company that, in partnership with Tullow Oil, recently discovered oil with its first well in Kenya. During the period, the company made several disclosures indicating that the prospects of the discovery were better than expected. Africa Oil further plans to ramp up its drilling program in the second half of 2012.

Exillon Energy plc, a London listed energy exploration and production company with all of its operations in two large basins in Russia, was the largest detractor from Fund performance for the period. The company is one of the few independents with exclusive operations in Russia, and is growing its production with more modern technology and development drilling techniques in the historically prolific areas in which it operates. Exillon’s shares were under pressure during the period, first due to operating challenges that lowered production expectations and raised operating costs, and then declining oil prices.

We remain comfortable with our portfolio positioning, which largely reflects our focus on specific companies where we foresee a strong likelihood of significant value creation. Our investments in Brazilian education, Indian pay television, and Indonesian cellular towers have contributed meaningfully to our outperformance year to date, and are all good examples of our strategy: identifying a long-term investable theme with attractive risk/return potential, and then investing only in those companies that meet our disciplined approach based on extensive company specific research. As always, we remain focused on investing alongside visionary entrepreneurs, one company at a time, in what we believe are great businesses with attractive growth potential, capital-efficient business models and exemplary corporate governance.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS” ), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Energy and Resources Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ENERGY AND RESOURCES FUND (RETAIL SHARES) IN RELATION TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2012
Six Months
and Since
Inception
(December 30,
2011)*
Baron Energy and Resources Fund — Retail Shares[1,2]	–12.90%
Baron Energy and Resources Fund — Institutional Shares[1,2]	–12.80%
S&P North American Natural Resources Sector Index[1]	–5.89%
S&P 500 Index[1]	9.49%

*	Not annualized.

[1]
The indexes are unmanaged. The S&P 500 North American Natural Resources Sector Index measures the performance of U.S.-traded natural resources-related stocks. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and the Baron Energy and Resources Fund are with dividends, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

June 30, 2012 (Unaudited)	Baron Energy and Resources Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Oil States International, Inc.	3.6%
CARBO Ceramics, Inc.	3.6%
SM Energy Co.	3.3%
National Oilwell Varco, Inc.	3.3%
Superior Energy Services, Inc.	3.1%
C&J Energy Services, Inc.	3.1%
GeoResources, Inc.	3.1%
Whiting Petroleum Corp.	3.0%
Rose Rock Midstream, L.P.	2.9%
Targa Resources Corp.	2.8%
31.8%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the six-month period ended June 30, 2012, Baron Energy and Resources Fund‡ declined 12.90% underperforming the S&P North American Natural Resources Sector Index which declined 5.89%.
The Fund is a non-diversified fund that invests mainly in energy and resources companies of any market capitalization, including master limited partnerships (MLPs). The Fund invests primarily in U.S. securities and may invest up to 25% in non-U.S. securities. We select securities that we believe have favorable price-to-value characteristics, are well managed and appropriately financed, and have significant long-term growth prospects and competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The second quarter of 2012 was challenging for energy investors. Unlike the first quarter, when oil prices were strong, oil prices declined sharply and steadily in May and June. This coincided with signs of weakness in global economic activity, especially in Europe and China, as well as a weak April U.S. employment report. OPEC increased oil production to combat rising oil prices at the same time concerns arose over a likely fall in near-term demand. This supply/demand imbalance has put pressure on oil prices and energy equity prices. In our opinion, energy equity valuations have reached historically attractive levels.

Africa Oil Corp. was the leading contributor to Fund performance for the six-month period. Africa Oil is a Canadian-based, East African focused, independent oil exploration and production company that, in partnership with Tullow Oil, recently discovered oil with its first well in Kenya. During the period, the company made several disclosures indicating that the prospects of the discovery were better than expected. Africa Oil further plans to ramp up its drilling program in the second half of 2012.

CARBO Ceramics, Inc., the world’s largest supplier of ceramic proppant for enhanced production from natural gas and oil wells, was the largest detractor from Fund performance for the period. CARBO’s share price was under pressure during the period as investors tried to understand the near-term outlook for demand for its products. Declining oil and natural gas liquids prices, which could put pressure on drilling activity in liquids plays in the U.S., combined with a decline in gas drilling, have driven concerns about the company’s near-term earnings capability. Nonetheless, we believe CARBO’s valuation remains attractive.

Based on our research, the key investment themes in the Energy sector continue to be: development of unconventional resources; rising service intensity of the industry; increasing deepwater exploration and development activity; and strong global growth potential for natural gas. We believe that these are the most important drivers for future earnings growth across the industry. Businesses’ ability to generate sufficient cash flow to fund the investments necessary to capitalize on these opportunities, will however depend on oil prices stabilizing.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS” ), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	June 30, 2012

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND (RETAIL SHARES) IN RELATION TO THE MSCI ACWI GROWTH INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2012
For the Period
April 30, 2012
(Commencement of
Operations) to
June 30, 2012*
Baron Global Advantage Fund — Retail Shares[1,2]	–8.30%
Baron Global Advantage Fund — Institutional Shares[1,2]	–8.30%
MSCI ACWI Growth Index[1]	–5.36%
MSCI ACWI Index[1]	–4.47%

*	Not annualized.

[1]
The MSCI ACWI indexes cited are unmanaged, free float-adjusted market capitalization weighted indexes reflected in US dollars. The MSCI ACWI Growth Index Net USD measures the equity market performance of large- and mid-cap growth securities across developed and emerging markets. The MSCI ACWI Index Net USD measures the equity market performance of large- and mid-cap securities across developed and emerging markets. The indexes and the Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results.

[2]
Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has reimbursed certain Fund expenses and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

June 30, 2012 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF JUNE 30, 2012
Percent of
Net Assets
Apple, Inc.	5.1%
Amazon.com, Inc.	5.0%
New Oriental Education & Technology Group	4.7%
Golar LNG Ltd.	4.3%
Google, Inc.	4.2%
Equinix, Inc.	3.4%
Visa, Inc.	3.3%
Baidu, Inc.	3.2%
BASF SE	3.2%
MasterCard, Inc.	3.0%
39.4%

SECTOR BREAKDOWN AS OF JUNE 30, 2012† (as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Since the Fund’s inception on April 30, 2012 through June 30, 2012, Baron Global Advantage Fund‡ declined 8.30%, underperforming the MSCI ACWI Growth Index which declined 5.36%.
Baron Global Advantage Fund is a diversified fund that invests mainly in growth companies of any size located throughout the world. We have a long-term mindset, conduct bottom-up research, and believe insights and perspective are more important than short-term events or results. We invest in companies that we believe have favorable price-to-value and risk/reward characteristics, have strong free cash flow and returns on capital, are well managed, and have sustainable competitive advantages. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The investment environment continued to be dominated by the European crises and the ongoing concerns about the global economic slowdown, including in China and the U.S. For the most part, company specific fundamentals took a backseat, and we observed increased volatility amid lower liquidity, especially in the last month of the period.

The Fund’s Telecommunication Services investment, Tower Bersama Infrastructure Tbk PT, contributed slightly to performance, while its investments in the Information Technology and Consumer Discretionary sectors accounted for approximately two-thirds of the Fund’s negative performance.

The largest contributor to Fund performance for the period was Equinix, Inc., a network-neutral operator of state-of-the-art data centers across North America, Europe, and Asia-Pacific. Shares performed well during the period as demand from its interconnection-focused data center customers remained strong, and the company raised earnings guidance for 2012. Management is exploring the viability of converting to a REIT structure, which drove a favorable revaluation of shares. Compared to other REITs, we believe Equinix’s shares remain notably undervalued.

The biggest detractor from absolute Fund performance for the period was OGX Petróleo e Gás Participações SA, the largest independent oil and gas company in Brazil. Shares were weighed down during the period due to dual weaknesses in oil prices and the Brazilian currency. Weakness in the Brazilian Real has caused capital flight from the Brazilian market, putting pressure on large Brazilian companies such as OGX. Lower oil price expectations have led to a dimmer outlook for the value of OGX’s future reserves. The Fund exited the position during the period.

The portfolio is constructed on a bottom-up basis, with the quality of ideas and conviction level being the most important determinants of the size of each investment. We continue to focus on identifying and investing in what we believe are unique companies with sustainable competitive advantages and the ability to redeploy capital at high rates of return. We are optimistic about the long-term opportunities of the companies that we are invested in and continue to search for new ideas and investments.

†
Industry sector levels are provided from the Global Industry Classification Standard (“GICS” ), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

‡	Performance information reflects results of the Retail Shares.

Baron Partners Fund	June 30, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value

Common Stocks (125.58%)

Consumer Discretionary (40.49%)
	Automotive Retail (3.22%)
1,100,000	CarMax, Inc.[1]	$31,067,019	$28,534,000
	Broadcasting (3.05%)
500,000	Discovery Communications, Inc., Cl A1	10,968,964	27,000,000
	Casinos & Gaming (4.97%)
988,500	Penn National Gaming, Inc.[1]	29,535,349	44,077,215
	Hotels, Resorts & Cruise Lines (12.28%)
2,500,000	Hyatt Hotels Corp., Cl A1	67,148,542	92,900,000
300,000	Starwood Hotels & Resorts Worldwide, Inc.	15,935,317	15,912,000

		83,083,859	108,812,000
	Leisure Facilities (6.14%)
1,086,800	Vail Resorts, Inc.	34,521,173	54,426,944
	Specialty Stores (10.83%)
2,000,000	Dick’s Sporting Goods, Inc.	30,566,749	96,000,000

Total Consumer Discretionary		219,743,113	358,850,159

Energy (2.45%)
	Oil & Gas Drilling (2.45%)
500,000	Helmerich & Payne, Inc.	11,603,764	21,740,000

Financials (29.95%)
	Asset Management & Custody Banks (5.09%)
1,626,031	The Carlyle Group LP1	35,748,591	36,439,355
246,681	Oaktree Capital Group LLC	9,117,322	8,720,173

		44,865,913	45,159,528
	Investment Banking & Brokerage (6.56%)
4,500,000	The Charles Schwab Corp.	43,860,513	58,185,000
	Reinsurance (12.54%)
2,800,000	Arch Capital Group Ltd.[1,2]	41,087,141	111,132,000
	Specialized Finance (5.76%)
1,500,000	MSCI, Inc.[1]	37,779,538	51,030,000

Total Financials		167,593,105	265,506,528

Health Care (1.86%)
	Managed Health Care (1.86%)
250,000	AMERIGROUP Corp.[1]	15,495,465	16,477,500

Industrials (24.89%)
	Air Freight & Logistics (5.12%)
775,000	C.H. Robinson Worldwide, Inc.	19,363,436	45,360,750
	Airlines (1.51%)
440,093	Ryanair Holdings plc, ADR[1,2]	13,503,859	13,378,827
	Research & Consulting Services (9.17%)
1,650,000	Verisk Analytics, Inc., Cl A1	45,287,175	81,279,000
	Trading Companies & Distributors (9.09%)
2,000,000	Fastenal Co.	35,117,244	80,620,000

Total Industrials		113,271,714	220,638,577

Information Technology (14.28%)
	Application Software (9.70%)
925,000	FactSet Research Systems, Inc.	51,553,284	85,969,500
Shares		Cost	Value

Common Stocks (continued)

Information Technology (continued)
	Internet Software & Services (4.58%)
500,000	CoStar Group, Inc.[1]	$19,068,649	$40,600,000

Total Information Technology		70,621,933	126,569,500

Utilities (11.66%)
	Electric Utilities (11.66%)
1,500,000	ITC Holdings Corp.	47,510,701	103,365,000

Total Common Stocks		645,839,795	1,113,147,264

Private Equity Investments (3.47%)

Consumer Discretionary (0.69%)
	Hotels, Resorts & Cruise Lines (0.69%)
3,900,000	Kerzner International Holdings Ltd., Cl A1,2,3,4,6	39,000,000	6,162,000

Financials (2.78%)
	Asset Management & Custody Banks (2.78%)
7,579,130	Windy City Investments Holdings, L.L.C.[1,3,4,6]	41,134,888	24,632,173

Total Private Equity Investments		80,134,888	30,794,173

Principal
Amount

Short Term Investments (0.04%)

$ 314,501	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $314,501; (Fully collateralized by U.S. Treasury Note, 2.625% due 8/15/2020; Market value – $321,687)[5]	314,501	314,501

Total Investments (129.09%)		$726,289,184	1,144,255,938

Liabilities Less Cash and Other Assets (-29.09%)			(257,854,112)

Net Assets			$886,401,826

Retail Shares (Equivalent to $20.64 per share based on 34,852,467 shares outstanding)			$719,520,147

Institutional Shares (Equivalent to $20.81 per share based on 8,018,133 shares outstanding)			$166,881,679

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]
At June 30, 2012, the market value of restricted and fair valued securities amounted to $30,794,173 or 3.47% of net assets. None of these securities are deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

16	See Notes to Financial Statements.

June 30, 2012	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value

Common Stocks (99.44%)

Consumer Discretionary (24.48%)
	Automotive Retail (3.05%)
110,000	CarMax, Inc.[1]	$2,955,625	$2,853,400
	Hotels, Resorts & Cruise Lines (11.91%)
130,000	Choice Hotels International, Inc.	4,427,098	5,190,900
160,000	Hyatt Hotels Corp., Cl A1	4,766,354	5,945,600

		9,193,452	11,136,500
	Internet Retail (4.39%)
60,000	Netflix, Inc.[1]	4,330,475	4,108,200
	Specialty Stores (5.13%)
100,000	Dick’s Sporting Goods, Inc.	1,630,006	4,800,000

Total Consumer Discretionary		18,109,558	22,898,100

Consumer Staples (2.97%)
	Household Products (2.97%)
50,000	Church & Dwight Co., Inc.	1,274,171	2,773,500

Energy (2.83%)
	Coal & Consumable Fuels (0.97%)
100,000	Ceres, Inc.[1]	1,300,000	905,000
	Oil & Gas Drilling (1.86%)
40,000	Helmerich & Payne, Inc.	1,493,099	1,739,200

Total Energy		2,793,099	2,644,200

Financials (17.58%)
	Asset Management & Custody Banks (4.89%)
132,012	The Carlyle Group LP1	2,882,940	2,958,389
60,000	Eaton Vance Corp.	962,587	1,617,000

		3,845,527	4,575,389
	Reinsurance (4.24%)
100,000	Arch Capital Group Ltd.[1,2]	1,800,055	3,969,000
	Residential REITs (4.81%)
100,000	American Campus Communities, Inc.	4,134,263	4,498,000
	Specialized Finance (3.64%)
100,000	MSCI, Inc.[1]	2,379,253	3,402,000

Total Financials		12,159,098	16,444,389

Health Care (10.46%)
	Health Care Distributors (2.86%)
34,000	Henry Schein, Inc.[1]	1,353,700	2,668,660
	Life Sciences Tools & Services (2.50%)
15,000	Mettler-Toledo International, Inc.[1]	702,213	2,337,750
	Managed Health Care (5.10%)
72,400	AMERIGROUP Corp.[1]	3,381,452	4,771,884

Total Health Care		5,437,365	9,778,294

Shares		Cost	Value

Common Stocks (continued)

Industrials (18.52%)
	Air Freight & Logistics (2.38%)
38,000	C.H. Robinson Worldwide, Inc.	$1,391,868	$2,224,140
	Railroads (5.09%)
90,000	Genesee & Wyoming, Inc., Cl A1	2,791,608	4,755,600
	Research & Consulting Services (6.74%)
128,050	Verisk Analytics, Inc., Cl A1	3,651,694	6,307,743
	Trading Companies & Distributors (4.31%)
100,000	Fastenal Co.	2,169,716	4,031,000

Total Industrials		10,004,886	17,318,483

Information Technology (14.43%)
	Application Software (7.07%)
25,000	ANSYS, Inc.[1]	548,887	1,577,750
30,000	FactSet Research Systems, Inc.	1,673,665	2,788,200
68,000	Pegasystems, Inc.	1,929,040	2,242,640

		4,151,592	6,608,590
	IT Consulting & Other Services (4.08%)
250,000	Booz Allen Hamilton Holding Corp.	4,500,448	3,820,000
	Systems Software (3.28%)
60,000	MICROS Systems, Inc.[1]	2,808,657	3,072,000

Total Information Technology		11,460,697	13,500,590

Materials (4.49%)
	Industrial Gases (4.49%)
50,000	Airgas, Inc.	3,153,564	4,200,500

Utilities (3.68%)
	Electric Utilities (3.68%)
50,000	ITC Holdings Corp.	3,064,259	3,445,500

Total Investments (99.44%)		$67,456,697	93,003,556

Cash and Other Assets Less Liabilities (0.56%)			526,434

Net Assets			$93,529,990

Retail Shares (Equivalent to $9.83 per share based on 2,851,583 shares outstanding)			$28,042,182

Institutional Shares (Equivalent to $9.90 per share based on 6,611,742 shares outstanding)			$65,487,808

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	17

Baron International Growth Fund	June 30, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value

Common Stocks (95.91%)

Australia (2.76%)
55,000	Domino’s Pizza Enterprises Ltd.[5]	$371,130	$568,534
160,000	Wotif.com Holdings Ltd.[5]	690,168	695,256

Total Australia		1,061,298	1,263,790

Brazil (9.19%)
56,000	Anhanguera Educacional Participações SA	752,451	713,766
33,000	Cia.Hering SA	215,103	625,990
32,000	Itaú Unibanco Holding SA, ADR	507,851	445,440
24,000	Kroton Educacional SA1	337,482	347,125
92,500	Qualicorp SA1	783,050	808,713
60,000	Restoque Comércio e Confecções de Roupas SA	28,290	307,095
50,000	TOTVS SA	232,220	963,405

Total Brazil		2,856,447	4,211,534

Canada (2.99%)
18,000	Crescent Point Energy Corp.	794,570	671,839
65,000	Kirkland Lake Gold, Inc.[1]	584,836	699,735

Total Canada		1,379,406	1,371,574

China (7.47%)
55,000	21Vianet Group, Inc., ADR[1]	622,847	629,750
48,000	AsiaInfo-Linkage, Inc.[1]	392,542	565,920
2,500,000	Kingdee International Software Group Co. Ltd.[1,5]	408,959	473,874
25,000	Qihoo 360 Technology Co. Ltd., ADR[1]	642,639	432,250
425,000	Shandong Weigao Group Medical Polymer Co. Ltd.[5]	287,698	474,419
18,000	Tencent Holdings Ltd.[5]	230,886	531,563
121,500	Tingyi (Cayman Islands) Holding Corp.[5]	137,065	313,349

Total China		2,722,636	3,421,125

France (5.67%)
13,500	Eurofins Scientific SE5	836,159	1,676,459
19,000	Ingenico SA5	306,914	922,369

Total France		1,143,073	2,598,828

Germany (5.85%)
31,000	Deutsche Wohnen AG5	457,782	521,271
40,000	Qiagen N.V.[1]	801,921	668,000
113,488	RIB Software AG5	705,629	668,408
27,000	Symrise AG5	341,562	822,877

Total Germany		2,306,894	2,680,556

Hong Kong (1.42%)
275,000	Wynn Macau Ltd.[5]	361,284	650,359

India (3.82%)
55,000	Financial Technologies Ltd.[5]	1,182,296	731,516
149,067	Hathway Cable and Datacom Ltd.[1,5]	435,706	479,418
200,000	Mytrah Energy Ltd.[1,5]	366,401	207,515
125,000	Zee Entertainment Enterprises Ltd.[5]	303,172	330,677

Total India		2,287,575	1,749,126

Shares		Cost	Value

Common Stocks (continued)

Indonesia (2.13%)
1,300,377	Media Nusantara Citra Tbk PT5	$262,791	$277,077
2,000,000	Tower Bersama Infrastructure Tbk PT5	645,655	700,650

Total Indonesia		908,446	977,727

Ireland (3.82%)
33,000	Ryanair Holdings plc, ADR[1]	863,003	1,003,200
115,000	Velti plc[1]	1,107,560	747,500

Total Ireland		1,970,563	1,750,700

Israel (4.75%)
18,000	Mellanox Technologies Ltd.[1]	557,064	1,275,120
22,000	SodaStream International Ltd.[1]	722,922	901,340

Total Israel		1,279,986	2,176,460

Italy (1.02%)
100,000	Amplifon SpA[5]	524,464	467,683

Japan (12.55%)
50,000	Bridgestone Corp.[5]	994,656	1,148,205
19,000	Canon, Inc., ADR	647,350	758,860
6,300	FANUC Corp.[5]	468,068	1,035,600
150,000	The Japan Steel Works Ltd.[5]	1,067,864	828,181
40,000	Softbank Corp.[5]	1,330,731	1,488,946
30,000	Sony Financial Holdings, Inc.[5]	501,503	489,651

Total Japan		5,010,172	5,749,443

Korea, Republic of (2.08%)
5,500	Daum Communications Corp.[5]	449,843	494,664
850	LG Household & Health Care Ltd.[5]	231,289	458,590

Total Korea, Republic of		681,132	953,254

Mexico (1.30%)
78,000	Agrinos AS1	547,789	596,606

Norway (3.09%)
200,000	Opera Software ASA[5]	1,125,147	1,414,848

Russian Federation (1.14%)
325,000	Exillon Energy plc[1,5]	898,444	522,544

South Africa (1.28%)
70,000	Net 1 UEPS Technologies, Inc.[1]	730,501	585,900

Spain (2.10%)
100,000	Grifols SA, ADR[1]	568,094	960,000

Sweden (1.28%)
31,400	Lundin Petroleum AB1,5	395,567	587,819

18	See Notes to Financial Statements.

June 30, 2012	Baron International Growth Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2012

Shares		Cost	Value

Common Stocks (continued)

Switzerland (5.05%)
14,000	Compagnie Financière Richemont SA5	$259,218	$768,737
20,000	Julius Baer Group Ltd.[1,5]	507,957	725,133
12,000	Syngenta AG, ADR	556,426	821,280

Total Switzerland		1,323,601	2,315,150

United Kingdom (9.60%)
325,000	Borders & Southern Petroleum plc[1,5]	296,285	304,573
400,000	bwin.party digital entertainment plc[5]	1,555,894	691,196
65,000	Experian plc[5]	409,256	917,030
25,000	Intertek Group plc[5]	435,102	1,047,396
120,000	Premier Oil plc[1,5]	568,824	637,563
37,000	Standard Chartered PLC[5]	802,672	803,750

Total United Kingdom		4,068,033	4,401,508

United States (5.55%)
19,000	Agilent Technologies, Inc.	406,140	745,560
15,000	Arch Capital Group Ltd.[1]	293,022	595,350
3,000	Core Laboratories N.V.	127,140	347,700
35,000	NII Holdings, Inc.[1]	879,520	358,050
35,000	Ubiquiti Networks, Inc.[1,3]	566,304	498,750

Total United States		2,272,126	2,545,410

Total Common Stocks		36,422,678	43,951,944

Private Equity Investments (0.60%)

Israel (0.60%)
60,573	Better Place, Inc., Series C Preferred[1,2,6]	275,001	275,001

Principal
Amount

Short Term Investments (3.40%)

$ 1,275,625	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $1,275,626; (Fully collateralized by U.S. Treasury Note, 1.50% due 3/31/2019; Market value – $1,306,113)[5]	1,275,625	1,275,625
285,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $285,000; (Fully collateralized by U.S. Treasury Note, 1.50% due 3/31/2019; Market value – $294,263)[4,5]	285,000	285,000

Total Short Term Investments		1,560,625	1,560,625

Total Investments (99.91%)		$38,258,304	45,787,570

Cash and Other Assets Less Liabilities (0.09%)			39,296

Net Assets			$45,826,866

Retail Shares (Equivalent to $14.28 per share based on 812,385 shares outstanding)			$11,597,990

Institutional Shares (Equivalent to $14.35 per share based on 2,385,223 shares outstanding)			$34,228,876

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	At June 30, 2012, the market value of restricted and fair valued securities amounted to $275,001 or 0.60% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[3]	The value on loan at June 30, 2012 amounted to $270,750 which is 0.59% of net assets. See Note 2d regarding Securities Lending.
[4]	Represents security purchased with the cash collateral received for security on loan.
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2012	Net Assets

Information Technology	25.5%
Consumer Discretionary	18.6
Industrials	12.3
Health Care	10.9
Financials	7.8
Energy	6.7
Materials	6.4
Telecommunication Services	5.6
Consumer Staples	1.7
Utilities	1.0
Cash and Cash Equivalents*	3.5

100.0%

*Includes short term investments.

See Notes to Financial Statements.	19

Baron Real Estate Fund	June 30, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value

Common Stocks (97.27%)

Consumer Discretionary (23.67%)
	Casinos & Gaming (6.40%)
26,576	Ameristar Casinos, Inc.	$553,360	$472,256
13,163	Penn National Gaming, Inc.[1]	434,378	586,938
8,085	Wynn Resorts Ltd.	950,900	838,576

		1,938,638	1,897,770
	Homefurnishing Retail (1.66%)
16,290	Mattress Firm Holding Corp.[1]	452,624	493,750
	Hotels, Resorts & Cruise Lines (15.61%)
42,703	Hyatt Hotels Corp., Cl A1	1,653,752	1,586,843
38,971	Orient-Express Hotels Ltd., Cl A1,2,4	364,184	319,562
23,058	Starwood Hotels & Resorts Worldwide, Inc.	1,212,195	1,222,996
28,426	Wyndham Worldwide Corp.	915,190	1,499,187

		4,145,321	4,628,588

Total Consumer Discretionary		6,536,583	7,020,108

Energy (5.84%)
	Oil & Gas Storage & Transportation (5.84%)
16,789	Golar LNG Partners L.P.[2]	436,084	543,963
27,406	Rose Rock Midstream, L.P.	566,306	674,462
12,020	Targa Resources Corp.	369,472	513,254

Total Energy		1,371,862	1,731,679

Financials (26.00%)
	Diversified Real Estate Activities (2.97%)
26,619	Brookfield Asset Management, Inc., Cl A2	775,419	881,089
	Diversified REITs (2.31%)
21,136	American Assets Trust, Inc.	420,474	512,548
2,037	Vornado Realty Trust	151,725	171,067

		572,199	683,615
	Office REITs (4.01%)
26,686	Douglas Emmett, Inc.	458,615	616,447
7,134	SL Green Realty Corp.	505,223	572,432

		963,838	1,188,879
	Real Estate Services (4.77%)
56,131	CBRE Group, Inc.[1]	993,319	918,303
27,600	Kennedy-Wilson Holdings, Inc.	338,226	386,676
2,788	Zillow, Inc., Cl A1	55,760	107,701

		1,387,305	1,412,680
	Residential REITs (4.89%)
9,734	American Campus Communities, Inc.	306,335	437,835
2,800	Avalonbay Communities, Inc.	339,664	396,144
34,138	Education Realty Trust, Inc.	334,752	378,249
1,550	Essex Property Trust, Inc.	204,873	238,576

		1,185,624	1,450,804
	Specialized REITs (7.05%)
5,045	Alexandria Real Estate Equities, Inc.[3]	330,843	366,872
6,096	American Tower Corp.	326,011	426,171
37,789	CubeSmart	424,834	440,998
3,270	Digital Realty Trust, Inc.[3]	175,813	245,479
20,997	LaSalle Hotel Properties	464,363	611,853

		1,721,864	2,091,373

Total Financials		6,606,249	7,708,440

Shares		Cost	Value

Common Stocks (continued)

Health Care (12.38%)
	Health Care Facilities (12.38%)
66,221	Brookdale Senior Living, Inc.[1]	$1,196,693	$1,174,761
185,390	Capital Senior Living Corp.[1]	1,511,965	1,965,134
72,732	Sunrise Senior Living, Inc.[1]	493,258	530,216

Total Health Care		3,201,916	3,670,111

Industrials (7.80%)
	Building Products (1.62%)
47,794	Builders FirstSource, Inc.[1]	177,100	226,543
8,865	Owens Corning[1]	250,357	253,007

		427,457	479,550
	Construction & Engineering (1.83%)
328,008	Sarana Menara Nusantara Tbk PT (Indonesia)[1,2,4]	454,836	541,296
	Industrial Machinery (2.87%)
13,241	Stanley Black & Decker, Inc.	886,396	852,191
	Office Services & Supplies (1.48%)
32,236	Interface, Inc.	388,679	439,377

Total Industrials		2,157,368	2,312,414

Information Technology (13.93%)
	Application Software (3.19%)
40,884	RealPage, Inc.[1]	838,086	946,873
	Internet Software & Services (1.90%)
6,914	CoStar Group, Inc.[1]	399,508	561,417
	IT Consulting & Other Services (6.23%)
10,515	Equinix, Inc.[1,3]	1,075,264	1,846,960
	Systems Software (2.61%)
15,117	MICROS Systems, Inc.[1]	738,608	773,990

Total Information Technology		3,051,466	4,129,240

Materials (2.21%)
	Construction Materials (2.21%)
54,184	CaesarStone Sdot-Yam Ltd.[1,2]	606,072	656,168

Telecommunication Services (3.56%)
	Wireless Telecommunication Services (3.56%)
18,506	SBA Communications Corp., Cl A1	814,947	1,055,768

Utilities (1.88%)
	Electric Utilities (1.88%)
16,650	Brookfield Infrastructure Partners L.P.[2]	345,339	558,941

Total Common Stocks		24,691,802	28,842,869

20	See Notes to Financial Statements.

June 30, 2012	Baron Real Estate Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2012

Principal
Amount		Cost	Value

Short Term Investments (4.50%)

$ 1,334,180	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $1,334,181; (Fully collateralized by U.S. Treasury Note,1.50% due 3/31/2019; Market value – $1,362,900)[4]	$1,334,180	$1,334,180

Total Investments (101.77%)		$26,025,982	30,177,049

Liabilities Less Cash and Other Assets (-1.77%)			(524,196)

Net Assets			$29,652,853

Retail Shares (Equivalent to $14.75 per share based on 1,299,483 shares outstanding)			$19,161,057

Institutional Shares (Equivalent to $14.83 per share based on 707,513 shares outstanding)			$10,491,796

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI.
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Emerging Markets Fund	June 30, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value
Common Stocks (94.17%)
Brazil (19.45%)
11,000	Anhanguera Educacional Participações SA	$203,051	$140,204
19,000	BM&FBOVESPA SA	128,236	96,963
6,503	Cetip SA – Mercados Organizados	103,563	81,267
5,500	Cia. Hering SA	106,669	104,332
9,000	Estácio Participações SA
8,500	Itaú Unibanco Holding SA, ADR	169,889	118,320
5,000	Kroton Educacional SA1	70,383	72,318
6,000	M. Dias Branco SA	151,588	176,251
23,500	Qualicorp SA1	199,984	205,457
9,000	TOTVS SA	175,646	173,413
6,500	Valid Soluções SA	98,080	97,087
Total Brazil		1,538,488	1,374,499

Canada (1.42%)
13,000	Africa Oil Corp.[1]	17,723	100,108
Chile (4.20%)
322,211	CFR Pharmaceuticals SA	61,115	72,389
2,615	CFR Pharmaceuticals SA, 144A, ADR[3]	47,627	58,759
1,500	Compañía Cervecerías Unidas SA, ADR
1,300	Sociedad Química y Minera de Chile SA, ADR	68,738	72,371
Total Chile		258,408	297,059

China (11.40%)
13,000	21Vianet Group, Inc., ADR[1]	148,045	148,850
10,000	AsiaInfo-Linkage, Inc.[1]	82,324	117,900
8,000	Hollysys Automation Technologies Ltd.[1]	73,825	68,160
480,000	Kingdee International Software Group Co. Ltd.[1,3]	164,596	90,984
5,000	Qihoo 360 Technology Co. Ltd., ADR[1]	128,531	86,450
100,000	Shandong Weigao Group Medical Polymer Co. Ltd.[3]	106,568	111,628
3,800	Tencent Holdings Ltd.[3]	94,802	112,219
27,000	Tingyi (Cayman Islands) Holding Corp.[3]	66,256	69,633
Total China		864,947	805,824

Hong Kong (2.72%)
95,000	Dah Chong Hong Holdings Ltd.[3]	104,522	85,602
45,000	Wynn Macau Ltd.[3]	115,522	106,422
Total Hong Kong		220,044	192,024

India (15.83%)
17,000	Amara Raja Batteries Ltd.[3]	85,337	92,398
2,000	Blue Dart Express Ltd.[3]	74,886	71,041
2,600	CRISIL Ltd. [3]	54,558	50,293
65,000	Delta Corp. Ltd. [3]	75,075	78,453
50,000	DEN Networks Ltd.[1,3]	95,884	87,547
90,000	Dish TV India Ltd.[1,3]	119,336	103,295
10,000	Financial Technologies Ltd.[3]	172,610	133,003
30,800	Hathway Cable and Datacom Ltd.[1,3]	90,025	99,057
14,000	Lupin Ltd. [3]	131,268	135,293
30,000	Mytrah Energy Ltd.[1,3]	56,298	31,127
8,500	Torrent Pharmaceuticals Ltd.[3]	111,492	91,784
55,000	Zee Entertainment Enterprises Ltd.[3]	145,516	145,498
Total India		1,212,285	1,118,789
Shares		Cost	Value
Common Stocks (continued)
Indonesia (10.30%)
175,000	Bank Negara Indonesia (Persero) Tbk PT3	$80,076	$71,955
225,000	Bank Rakyat Indonesia (Persero) Tbk PT3	144,442	154,104
1,100,000	Clipan Finance Indonesia Tbk PT3	79,207	47,888
639,623	Media Nusantara Citra Tbk PT3	110,687	136,287
99,992	Sarana Menara Nusantara Tbk PT1,3	126,781	165,012
435,000	Tower Bersama Infrastructure Tbk PT3	114,292	152,391
Total Indonesia		655,485	727,637

Korea, Republic of (2.42%)
1,000	Daum Communications Corp.[3]	82,028	89,939
150	LG Household & Health Care Ltd.[3]	55,908	80,928
Total Korea, Republic of		137,936	170,867

Mexico (3.14%)
11,500	Agrinos AS1	80,819	87,961
1,500	Fomento Económico Mexicano, S.A.B. de C.V., ADR	85,180	133,875
Total Mexico		165,999	221,836

Norway (2.00%)
20,000	Opera Software ASA[3]	118,166	141,485
Philippines (6.93%)
175,000	Ayala Land, Inc. [3]	62,358	90,254
70,000	Cebu Air, Inc. [3]	130,755	114,874
1,350,000	Metro Pacific Investments Corp.[3]	107,441	134,496
100,000	Universal Robina Corp.[3]	107,822	149,927
Total Philippines		408,376	489,551

Russian Federation (2.74%)
61,000	Exillon Energy plc[1,3]	165,335	98,077
5,000	Yandex NV 1	94,973	95,250
Total Russian Federation		260,308	193,327

South Africa (3.29%)
7,500	Aspen Pharmacare Holdings Ltd.[1,3]	93,752	115,572
14,000	Net 1 UEPS Technologies, Inc.[1]	128,192	117,180
Total South Africa		221,944	232,752

Taiwan, Province of China (2.35%)
15,000	E Ink Holdings, Inc. [3]	26,480	16,630
4,400	Formosa International Hotels Corp.[3]	78,343	47,118
10,000	HIWIN Technologies Corp.[3]	93,909	102,694
Total Taiwan, Province of China		198,732	166,442

Thailand (2.84%)
15,000	Bangkok Bank Public Co., Ltd., NVDR[3]	87,127	91,259
200,000	L.P.N. Development PCL, Cl F	68,755	109,603
Total Thailand		155,882	200,862

22	See Notes to Financial Statements.

June 30, 2012	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (UNAUDITED) (Continued)

JUNE 30, 2012

Shares		Cost	Value
Common Stocks (continued)
United Arab Emirates (0.96%)
350,000	SHUAA Capital psc[1,3]	$115,703	$67,515

United States (2.18%)
6,000	NII Holdings, Inc.[1]	166,453	61,380
6,500	Ubiquiti Networks, Inc.[1,2]	110,513	92,625
Total United States		276,966	154,005
Total Common Stocks		$6,827,392	6,654,582

Warrants (0.02%)
Indonesia (0.02%)
210,000	Clipan Finance Indonesia Tbk PT Exp 10/7/2014[1]	0	1,632

Principal
Amount
Short Term Investments (4.97%)
$ 351,406	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $351,406; (Fully collateralized by U.S. Treasury Note, 1.50% due 3/31/2019; Market value – $361,375)[3]	351,406	351,406
Total Investments (99.16%)		$7,178,798	7,007,620
Cash and Other Assets Less Liabilities (0.84%)			59,040
Net Assets			$7,066,660
Retail Shares (Equivalent to $8.85 per share based on 253,632 shares outstanding)			$2,244,508
Institutional Shares (Equivalent to $8.88 per share based on 543,029 shares outstanding)			$4,822,152

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	The value on loan at June 30, 2012 amounted to $42,750 which is 0.60% of net assets. See Note 2d regarding Securities Lending.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
144A
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to policies and procedures approved by the Board of Trustees, unless otherwise noted. At June 30, 2012, the market value of Rule 144A securities amounted to $58,759 or 0.83% of net assets.

All securities are Level 1, unless otherwise noted.
Summary of Investments by Sector	Percentage of
as of June 30, 2012	Net Assets
Information Technology	21.0%
Consumer Discretionary	17.5
Financials	16.9
Industrials	12.0
Consumer Staples	10.0
Health Care	8.3
Telecommunication Services	3.0
Energy	2.8
Materials	2.3
Utilities	0.4
Cash and Cash Equivalents*	5.8
100.0%

*Includes short term investments.

See Notes to Financial Statements.	23

Baron Energy and Resources Fund	June 30, 2012

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value
Common Stocks (92.99%)
Energy (77.00%)
	Integrated Oil & Gas (1.02%)
259	Occidental Petroleum Corp.	$24,934	$22,214
	Oil & Gas Drilling (3.89%)
832	Ensco plc, Cl A2	42,967	39,079
1,061	Helmerich & Payne, Inc.	62,927	46,132

		105,894	85,211
	Oil & Gas Equipment & Services (27.85%)
3,670	C&J Energy Services, Inc.[1]	74,927	67,895
1,026	CARBO Ceramics, Inc.	116,218	78,725
340	Core Laboratories N.V.[2]	38,752	39,406
806	FMC Technologies, Inc.[1]	41,058	31,620
2,399	Forum Energy Technologies, Inc.[1]	49,926	47,236
1,677	Halliburton Co.	57,681	47,610
1,107	National Oilwell Varco, Inc.	85,497	71,335
1,192	Oil States International, Inc.[1]	92,554	78,911
2,346	RigNet, Inc.[1]	39,490	40,797
1,885	Subsea 7 SA (Norway)[1,2,3]	36,653	37,304
3,360	Superior Energy Services, Inc.[1]	88,862	67,973
188	Veripos, Inc. (Norway) [1,2,3]	545	541

		722,163	609,353
	Oil & Gas Exploration & Production (30.17%)
4,289	Africa Oil Corp. (Canada)[1,2]	7,142	33,028
581	Anadarko Petroleum Corporation	46,323	38,462
347	Apache Corp.	33,147	30,498
14,469	Borders & Southern Petroleum plc (United Kingdom)[1,2,3]	17,030	13,560
592	Concho Resources, Inc.[1]	56,441	50,391
295	Crescent Point Energy Corp. (Canada)[2]	13,275	11,011
10,237	Exillon Energy plc (Russian Federation)[1,2,3]	42,175	16,459
1,835	GeoResources, Inc.[1]	57,019	67,179
6,432	Halcon Resources Corp.[1]	58,018	60,718
1,891	Lundin Petroleum AB (Sweden)[1,2,3]	44,189	35,400
1,305	Oasis Petroleum, Inc.[1]	39,794	31,555
2,889	Petrominerales Ltd. (Canada)[2]	52,520	32,633
1,179	Plains Exploration & Production Company[1]	46,162	41,477
332	Range Resources Corp.	20,826	20,541
1,492	SM Energy Co.	106,208	73,272
1,191	Southwestern Energy Co.[1]	37,718	38,029
1,601	Whiting Petroleum Corp.[1]	79,253	65,833

		757,240	660,046
	Oil & Gas Storage & Transportation (14.07%)
1,406	Golar LNG Ltd.[2]	61,527	53,006
1,810	Golar LNG Partners L.P.[2]	56,740	58,644
2,600	Rose Rock Midstream, L.P.	54,431	63,986
1,448	Targa Resources Corp.	60,695	61,830
1,454	Tesoro Logistics LP	48,125	49,291
485	Western Gas Partners LP	20,784	21,160

		302,302	307,917

Total Energy		1,912,533	1,684,741

Shares		Cost	Value
Common Stocks (continued)
Industrials (5.87%)
	Construction & Farm Machinery & Heavy Trucks (1.92%)
742	Joy Global, Inc.	$57,195	$42,093
	Electrical Components & Equipment (1.92%)
1,038	Polypore International, Inc.[1]	41,218	41,925
	Industrial Machinery (2.03%)
647	Chart Industries, Inc.[1]	38,006	44,488

Total Industrials		136,419	128,506

Materials (10.12%)
	Diversified Metals & Mining (5.08%)
969	BHP Billiton (United Kingdom)[2,3]	30,356	27,542
946	Freeport-McMoRan Copper & Gold, Inc.	36,889	32,230
1,812	Globe Specialty Metals, Inc.	25,065	24,335
612	Walter Energy, Inc.	37,663	27,026

		129,973	111,133
	Fertilizers & Agricultural Chemicals (1.57%)
4,500	Agrinos AS (Mexico)[1,2]	30,777	34,420
	Gold (2.98%)
2,528	Alamos Gold, Inc. (Canada) [2]	44,916	39,480
2,386	Kirkland Lake Gold, Inc. (Canada)[1,2]	37,419	25,686

		82,335	65,166
	Specialty Chemicals (0.49%)
181	Cytec Industries, Inc.	10,792	10,614

Total Materials		253,877	221,333

Total Common Stocks		2,302,829	2,034,580

Principal
Amount

Short Term Investments (8.29%)

$ 181,459	Repurchase Agreement with Fixed Income Clearing Corp., dated 6/29/2012, 0.01% due 7/2/2012; Proceeds at maturity – $181,459; (Fully collateralized by U.S. Treasury Note, 1.50% due 3/31/2019; Market value – $185,850)[3]	181,459	181,459

Total Investments (101.28%)		$2,484,288	2,216,039

Liabilities Less Cash and Other Assets (-1.28%)			(27,995)

Net Assets			$2,188,044

Retail Shares (Equivalent to $8.71 per share based on 154,950 shares outstanding)			$1,349,346

Institutional Shares (Equivalent to $8.72 per share based on 96,224 shares outstanding)			$838,698

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

24	See Notes to Financial Statements.

June 30, 2012	Baron Global Advantage Fund

STATEMENT OF NET ASSETS (UNAUDITED)

JUNE 30, 2012

Shares		Cost	Value
Common Stocks (97.41%)
Australia (1.10%)
28,873	Lynas Corp. Ltd.[1,2]	$32,988	$25,553

Brazil (7.07%)
10,382	BM&FBOVESPA SA	51,204	52,983
4,194	Cetip SA – Mercados Organizados	54,891	52,412
1,303	Cia. Hering SA	26,704	24,717
1,146	M. Dias Branco SA	32,054	33,664

Total Brazil		164,853	163,776

Canada (2.78%)
1,944	Brookfield Asset Management, Inc., Cl A	64,236	64,346

Cayman Islands (2.49%)
2,263	Greenlight Capital Re Ltd., Cl A1	56,447	57,525

China (10.84%)
645	Baidu, Inc., ADR[1]	85,974	74,162
4,483	New Oriental Education & Technology Group, ADR[1]	120,054	109,834
2,111	Qihoo 360 Technology Co. Ltd., ADR[1]	48,852	36,499
1,405	Youku, Inc., ADS[1]	33,525	30,460

Total China		288,405	250,955

Denmark (1.62%)
1,895	DSV A/S 2	43,064	37,574

France (1.24%)
188	LVMH Moet Hennessy Louis Vuitton SA2	31,602	28,612

Germany (3.18%)
1,058	BASF SE 2	83,704	73,567

Hong Kong (4.79%)
870	Jardine Matheson Holdings Ltd.[2]	43,676	42,378
20,786	Li & Fung Ltd.[2]	44,381	40,193
12,000	Wynn Macau Ltd.[2]	39,579	28,379

Total Hong Kong		127,636	110,950

Indonesia (2.02%)
1,000	Sarana Menara Nusantara Tbk PT1,2	1,633	1,650
128,836	Tower Bersama Infrastructure Tbk PT2	43,064	45,135

Total Indonesia		44,697	46,785

Ireland (1.08%)
3,856	Velti plc [1]	42,427	25,064

Russian Federation (0.92%)
625	Mail.ru Group Ltd., GDR[1,2]	27,241	21,285

Shares		Cost	Value
Common Stocks (continued)
United Kingdom (4.68%)
6,069	ARM Holdings plc[2]	$48,217	$48,082
1,436	Intertek Group plc[2]	59,577	60,163

Total United Kingdom		107,794	108,245

United States (53.60%)
502	Amazon.com, Inc.[1]	114,264	114,632
202	Apple, Inc.[1]	118,250	117,968
451	Equinix, Inc.[1]	73,330	79,218
828	Facebook, Inc., Cl A1	31,464	25,767
802	Fastenal Co.	37,763	32,329
2,624	Golar LNG Ltd.	93,637	98,925
169	Google, Inc., Cl A1	103,162	98,032
1,978	ICICI Bank Limited, ADR	63,719	64,107
1,153	Illumina, Inc.[1]	50,713	46,570
107	Intuitive Surgical, Inc.[1]	61,549	59,255
493	Liberty Media Corp., Cl A1	43,218	43,340
163	MasterCard, Inc., Cl A	72,955	70,108
504	Mead Johnson Nutrition Co.	43,048	40,577
1,647	Millennial Media, Inc.[1]	30,977	21,724
566	Monsanto Co.	43,298	46,853
77	priceline.com, Inc.[1]	57,418	51,168
1,257	Rackspace Hosting, Inc.[1]	61,356	55,233
769	Verisk Analytics, Inc., Cl A1	37,775	37,881
623	Visa, Inc., Cl A	76,228	77,021
938	Yum! Brands, Inc.	67,165	60,426

Total United States		1,281,289	1,241,134

Total Investments (97.41%)		$2,396,383	2,255,371

Cash and Other Assets Less Liabilities (2.59%)			60,078

Net Assets			$2,315,449

Retail Shares (Equivalent to $9.17 per share based on 202,485 shares outstanding)			$1,856,657

Institutional Shares (Equivalent to $9.17 per share based on 50,011 shares outstanding)			$458,792

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
ADS	American Depositary Security.
GDR	Global Depositary Receipt.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector	Percentage of
as of June 30, 2012	Net Assets
Information Technology	33.7%
Consumer Discretionary	21.6
Financials	12.6
Industrials	9.2
Materials	6.3
Health Care	4.6
Energy	4.3
Consumer Staples	3.2
Telecommunication Services	1.9
Cash and Cash Equivalents	2.6

100.0%

See Notes to Financial Statements.	25

Baron Select Funds	June 30, 2012

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

JUNE 30, 2012

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund

Assets:
Investments in securities, at value*	$1,144,255,938	$93,003,556	$45,787,570	$30,177,049

Foreign currency, at value†	—	—	41	—
Cash	—	10,673	—	—
Receivable for securities sold	1,032,677	671,218	255,538	—
Dividends and interest receivable	467,775	38,630	53,813	22,410
Receivable for shares sold	217,182	4,500	83,569	343,486
Prepaid expenses	62,285	1,132	456	213

	1,146,035,857	93,729,709	46,180,987	30,543,158

Liabilities:
Payable for borrowings against line of credit	257,000,000	—	—	—
Payable for shares redeemed	1,238,905	5,289	2,113	2,083
Payable for securities purchased	878,750	163,745	34,079	856,412
Distribution fees payable (Note 4)	802	714	783	364
Investment advisory fees payable (Note 4)	371	236	87	547
Payable for collateral on loaned securities	—	—	285,000	—
Accrued expenses and other payables	515,203	29,735	32,059	30,899

	259,634,031	199,719	354,121	890,305

Net Assets	$886,401,826	$93,529,990	$45,826,866	$29,652,853

Net Assets consist of:
Paid-in capital	$944,113,673	$78,897,357	$38,356,055	$25,402,638
Undistributed (accumulated) net investment income (loss)	(3,446,475)	163,087	100,373	14,820
Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(472,232,126)	(11,077,313)	(161,973)	84,328
Net unrealized appreciation on investments and foreign currency translations	417,966,754	25,546,859	7,532,411	4,151,067

Net Assets	$886,401,826	$93,529,990	$45,826,866	$29,652,853

Retail Shares:
Net Assets	$719,520,147	$28,042,182	$11,597,990	$19,161,057
Shares Outstanding ($0.01 par value; indefinite shares authorized)	34,852,467	2,851,583	812,385	1,299,483

Net Asset Value Per Share	$20.64	$9.83	$14.28	$14.75

Institutional Shares:
Net Assets	$166,881,679	$65,487,808	$34,228,876	$10,491,796
Shares Outstanding ($0.01 par value; indefinite shares authorized)	8,018,133	6,611,742	2,385,223	707,513

Net Asset Value Per Share	$20.81	$9.90	$14.35	$14.83

*Investments in securities, at cost	$726,289,184	$67,456,697	$38,258,304	$26,025,982

†Foreign currency, at cost:	$—	$—	$41	$—

26	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED) (Continued)

JUNE 30, 2012

	Baron	Baron	Baron Global
	Emerging	Energy and	Advantage
	Markets Fund	Resources Fund	Fund

Assets:
Investments in securities, at value*	$7,007,620	$2,216,039	$2,255,371

Foreign currency, at value†	58,552	91	—
Cash held as collateral for securities on loan	45,000	—	—
Cash	—	—	58,054
Receivable for securities sold	54,601	29,681	15,837
Dividends and interest receivable	6,846	1,805	713
Receivable for shares sold	128	12,000	—
Prepaid expenses	—	18,565	25,516

	7,172,747	2,278,181	2,355,491

Liabilities:
Payable for securities purchased	13,950	63,577	28,201
Accrued capital gains taxes	12,151	—	—
Distribution fees payable (Note 4)	132	462	719
Investment advisory fees payable (Note 4)	3,140	1	—
Payable for collateral on loaned securities	45,000	—	—
Accrued expenses and other payables	31,714	26,097	11,122

	106,087	90,137	40,042

Net Assets	$7,066,660	$2,188,044	$2,315,449

Net Assets consist of:
Paid-in capital	$7,886,204	$2,505,154	$2,501,400
Accumulated net investment loss	(12,873)	(939)	(1,148)
Accumulated net realized loss on investments and foreign currency transactions	(624,623)	(48,538)	(44,324)
Net unrealized depreciation on investments, foreign capital gains tax and foreign currency translations	(182,048)	(267,633)	(140,479)

Net Assets	$7,066,660	$2,188,044	$2,315,449

Retail Shares:
Net Assets	$2,244,508	$1,349,346	$1,856,657
Shares Outstanding ($0.01 par value; indefinite shares authorized)	253,632	154,950	202,485

Net Asset Value Per Share	$8.85	$8.71	$9.17

Institutional Shares:
Net Assets	$4,822,152	$838,698	$458,792
Shares Outstanding ($0.01 par value; indefinite shares authorized)	543,029	96,224	50,011

Net Asset Value Per Share	$8.88	$8.72	$9.17

*Investments in securities, at cost	$7,178,798	$2,484,288	$2,396,383

†Foreign currency, at cost:	$58,996	$91	$—

See Notes to Financial Statements.	27

Baron Select Funds	June 30, 2012

STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2012

			Baron
	Baron Partners	Baron Focused	International	Baron Real
	Fund	Growth Fund	Growth Fund	Estate Fund

Investment income:
Income:
Dividends	$4,609,050	$719,130	$384,641	$154,930
Interest	14	138	85	27
Securities lending income	—	—	25,617	—
Foreign taxes withheld on dividends	(9,703)	(844)	(24,663)	(707)

Total income	4,599,361	718,424	385,680	154,250

Expenses:
Investment advisory fees (Note 4)	4,829,920	470,753	231,223	109,305
Distribution fees — Retail Shares (Note 4)	1,040,938	36,364	15,225	19,195
Shareholder servicing agent fees and expenses — Retail Shares	142,777	12,558	11,083	10,897
Shareholder servicing agent fees and expenses — Institutional Shares	10,753	6,567	5,485	4,707
Line of credit fees	254,895	—	—	—
Reports to shareholders	168,626	2,168	1,396	2,014
Professional fees	60,504	14,969	16,114	17,780
Trustee fees and expenses	56,497	5,471	2,709	1,226
Registration and filing fees	48,330	25,679	17,302	15,269
Custodian and fund accounting fees	17,549	10,942	26,252	15,885
Administration fees	13,236	13,258	13,261	13,251
Insurance expense	9,936	869	423	163
Miscellaneous expenses	1,509	1,655	1,946	1,495

Total operating expenses	6,655,470	601,253	342,419	211,187
Interest expense on borrowings	1,390,366	—	—	—

Total expenses	8,045,836	601,253	342,419	211,187
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(21,046)	(16,600)	(50,203)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(26,014)	(21,052)	(21,554)

Net expenses	8,045,836	554,193	304,767	139,430

Net investment income (loss)	(3,446,475)	164,231	80,913	14,820

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	104,430,557	2,589,899	800,355	329,055
Foreign currency transactions	—	—	(11,230)	3,297
Net change in unrealized appreciation (depreciation) of:
Investments	(34,286,066)	(1,381,776)	2,561,126	2,979,366
Foreign currency translations	—	—	3,224	—

Net gain on investments	70,144,491	1,208,123	3,353,475	3,311,718

Net increase in net assets resulting from operations	$66,698,016	$1,372,354	$3,434,388	$3,326,538

28	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

STATEMENTS OF OPERATIONS (UNAUDITED) (Continued)

FOR THE SIX MONTHS ENDED JUNE 30, 2012

	Baron	Baron Energy	Baron Global
	Emerging	and Resources	Advantage
	Markets Fund	Fund	Fund[2]

Investment income:
Income:
Dividends	$54,225	$12,112	$4,163
Interest	32	9	4
Securities lending income	4,044	—	—
Foreign taxes withheld on dividends	(6,634)	(277)	(34)

Total income	51,667	11,844	4,133

Expenses:
Investment advisory fees (Note 4)	35,354	10,292	3,649
Distribution fees — Retail Shares (Note 4)	2,810	1,462	719
Shareholder servicing agent fees and expenses — Retail Shares	6,666	6,265	2,968
Shareholder servicing agent fees and expenses — Institutional Shares	4,745	4,434	2,191
Reports to shareholders	345	444	70
Professional fees	14,958	22,811	5,222
Trustee fees and expenses	413	119	—
Registration and filing fees	15,536	22,470	9,014
Custodian and fund accounting fees	31,535	16,487	7,784
Administration fees	13,238	13,264	4,430
Insurance expense	131	35	—
Miscellaneous expenses	1,112	819	1,608

Total operating expenses	126,843	98,902	37,655
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(28,405)	(49,198)	(24,516)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(51,390)	(36,921)	(7,858)

Net expenses	47,048	12,783	5,281

Net investment income (loss)	4,619	(939)	(1,148)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments sold	(236,082)	(48,020)	(45,637)
Foreign currency transactions	(2,889)	(518)	1,313
Net change in unrealized appreciation (depreciation) of:
Investments	650,990 [1]	(268,249)	(141,012)
Foreign currency transactions	1,336	616	533

Net gain (loss) on investments	413,355	(316,171)	(184,803)

Net increase (decrease) in net assets resulting from operations	$417,974	$(317,110)	$(185,951)

[1]	Net of change in accrued foreign capital gains tax of $(9,793).
[2]	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

See Notes to Financial Statements.	29

Baron Select Funds	June 30, 2012

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(3,446,475)	$(8,436,459)	$164,231	$(456,567)	$80,913	$62,919
Net realized gain	104,430,557	49,999,139	2,589,899	2,975,607	789,125	2,027,624
Net change in unrealized appreciation (depreciation)	(34,286,066)	(115,333,302)	(1,381,776)	(3,807,017)	2,564,350	(10,472,565)

Increase (decrease) in net assets resulting from operations	66,698,016	(73,770,622)	1,372,354	(1,287,977)	3,434,388	(8,382,022)

Distributions to shareholders from:
Net investment income — Retail Shares	—	—	—	—	—	(33,234)
Net investment income — Institutional Shares	—	—	—	—	—	(188,855)
Net realized gain on investments — Retail Shares	—	—	—	—	—	(1,042,445)
Net realized gain on investments — Institutional Shares	—	—	—	—	—	(2,684,815)

Decrease in net assets from distributions to shareholders	—	—	—	—	—	(3,949,349)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	28,645,931	148,846,560	2,576,269	5,364,967	1,829,153	5,134,774
Proceeds from the sale of shares — Institutional Shares	53,931,376	46,420,025	4,906,278	24,234,791	1,216,349	3,668,591
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	—	—	—	—	1,043,079
Net asset value of shares issued in reinvestment
of distributions — Institutional Shares	—	—	—	—	—	2,845,159
Cost of shares redeemed — Retail Shares	(337,230,736)	(364,930,094)	(3,213,006)	(23,504,272)	(2,791,691)	(6,466,538)
Cost of shares redeemed — Institutional Shares	(19,692,752)	(34,318,103)	(3,978,855)	(3,682,946)	(41,647)	(4,447,422)

Increase (decrease) in net assets derived from capital
share transactions	(274,346,181)	(203,981,612)	290,686	2,412,540	212,164	1,777,643

Net increase (decrease) in net assets	(207,648,165)	(277,752,234)	1,663,040	1,124,563	3,646,552	(10,553,728)

Net Assets:
Beginning of period	1,094,049,991	1,371,802,225	91,866,950	90,742,387	42,180,314	52,734,042

End of period	$886,401,826	$1,094,049,991	$93,529,990	$91,866,950	$45,826,866	$42,180,314

Undistributed (accumulated) net investment
income (loss) at end of period	$(3,446,475)	$—	$163,087	$(1,144)	$100,373	$19,460

Capital share transactions — Retail Shares
Shares sold	1,374,711	7,239,313	252,030	538,631	126,408	315,969
Shares issued in reinvestment of distributions	—	—	—	—	—	75,768
Shares redeemed	(16,571,712)	(18,037,776)	(316,322)	(2,332,033)	(197,115)	(395,632)

Net decrease	(15,197,001)	(10,798,463)	(64,292)	(1,793,402)	(70,707)	(3,895)

Capital share transactions — Institutional Shares
Shares sold	2,637,055	2,225,751	489,172	2,388,891	84,297	210,535
Shares issued in reinvestment of distributions	—	—	—	—	—	205,430
Shares redeemed	(954,314)	(1,693,750)	(386,587)	(368,565)	(2,857)	(265,971)

Net increase	1,682,741	532,001	102,585	2,020,326	81,440	149,994

30	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)(Continued)

					Baron Energy	Baron Global
					and Resources	Advantage
	Baron Real Estate Fund		Baron Emerging Markets Fund		Fund	Fund

	For the Six	For the Year	For the Six	For the Year	For the Six	For the
	Months Ended	Ended	Months Ended	Ended	Months Ended	Period Ended
	June 30,	December 31,	June 30,	December 31,	June 30,	June 30,
	2012	2011	2012	2011	2012	2012[1]

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,820	$(959)	$4,619	$(10,259)	$(939)	$(1,148)
Net realized gain (loss)	332,352	(109,997)	(238,971)	(427,795)	(48,538)	(44,324)
Net change in unrealized appreciation (depreciation)	2,979,366	(225,623)	652,326	(834,374)	(267,633)	(140,479)

Increase (decrease) in net assets resulting from operations	3,326,538	(336,579)	417,974	(1,272,428)	(317,110)	(185,951)

Distributions to shareholders from:
Net investment income — Retail Shares	—	(3,496)	—	—	—	—
Net investment income — Institutional Shares	—	(2,252)	—	—	—	—
Net realized gain on investments — Retail Shares	—	(182,704)	—	—	—	—
Net realized gain on investments — Institutional Shares	—	(78,613)	—	—	—	—

Decrease in net assets from distributions to shareholders	—	(267,065)	—	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	9,054,008	7,600,784	547,525	3,683,013	1,829,886	2,007,274
Proceeds from the sale of shares — Institutional Shares	4,522,299	1,788,912	271,519	5,147,817	964,400	500,100
Net asset value of shares issued in reinvestment of
distributions — Retail Shares	—	182,608	—	—	—	—
Net asset value of shares issued in reinvestment of
distributions — Institutional Shares	—	80,865	—	—	—	—
Cost of shares redeemed — Retail Shares	(2,989,318)	(1,863,733)	(389,385)	(1,327,437)	(289,132)	(5,974)
Cost of shares redeemed — Institutional Shares	(68,592)	(70,224)	(1,019)	(10,919)	—	—

Increase in net assets derived from capital
share transactions	10,518,397	7,719,212	428,640	7,492,474	2,505,154	2,501,400

Net increase in net assets	13,844,935	7,115,568	846,614	6,220,046	2,188,044	2,315,449

Net Assets:
Beginning of period	15,807,918	8,692,350	6,220,046	—	—	—

End of period	$29,652,853	$15,807,918	$7,066,660	$6,220,046	$2,188,044	$2,315,449

Undistributed (accumulated) net investment
income (loss) at end of period	$14,820	$—	$(12,873)	$(17,492)	$(939)	$(1,148)

Capital share transactions — Retail Shares
Shares sold	642,456	571,234	59,423	372,273	184,448	203,138
Shares issued in reinvestment of distributions	—	15,674	—	—	—	—
Shares redeemed	(212,518)	(149,852)	(41,585)	(136,479)	(29,498)	(653)

Net increase	429,938	437,056	17,838	235,794	154,950	202,485

Capital share transactions — Institutional Shares
Shares sold	319,619	137,682	29,095	515,221	96,224	50,011
Shares issued in reinvestment of distributions	—	6,915	—	—	—	—
Shares redeemed	(4,794)	(5,558)	(107)	(1,180)	—	—

Net increase	314,825	139,039	28,988	514,041	96,224	50,011

[1]	For the period April 30, 2012 (commencement of operations) to June 30, 2012.

See Notes to Financial Statements.	31

Baron Select Funds	June 30, 2012

STATEMENT OF CASH FLOWS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2012

Baron Partners
Fund

Increase (Decrease) in Cash:
Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$66,698,016
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of portfolio securities	(91,391,047)
Proceeds from sales of portfolio securities	345,245,417
Net purchases, sales and maturities of short-term investments	55,673
Decrease in dividends and interest receivable	82,245
Decrease in receivable for securities sold	1,509,759
Decrease in other assets	85,917
Increase in payable for investment securities purchased	878,750
Increase in accrued expenses	1,679
Net realized gain on investments	(104,430,557)
Net change in unrealized depreciation of investments	34,286,066

Net cash provided by operating activities	$253,021,918

Cash Used from Financing Activities
Proceeds from shares sold	83,107,099
Payment for shares redeemed	(356,629,017)
Increase in payable for borrowings against line of credit	20,500,000

Net cash used in financing activities	(253,021,918)

Net increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Interest paid	$1,393,158

32	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers seven series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund and Baron Energy and Resources Fund, which are non-diversified; and Baron International Growth Fund, Baron Emerging Markets Fund, and Baron Global Advantage Fund, which are diversified. The Funds’ investment objective is to seek capital appreciation. Baron Partners Fund may employ “leverage” by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk. Baron International Growth Fund, Baron Emerging Markets Fund and Baron Global Advantage Fund invest their assets primarily in non-U.S. companies. Baron Real Estate Fund invests its assets primarily in U.S. and non-U.S. real estate and real estate-related companies. Baron Energy and Resources Fund invests its assets primarily in common stock of U.S. and non-U.S. energy and resources companies and related companies and energy and resources master limited partnerships (“MLPs”) of any market capitalization.

Each Fund offers two classes of shares, Retail Shares and Institutional Shares, which differ only in their ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992, under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a Delaware statutory trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996, under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind from the predecessor partnership.

Baron Energy and Resources Fund and Baron Global Advantage Fund commenced investment operations on January 3, 2012 and April 30, 2012, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation. The Funds’ share prices or net asset values are calculated as of the close of the regular trading session (usually 4 p.m. E.T.) on the New York Stock Exchange (“NYSE”) on any day on which the NYSE is open. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the “Adviser”) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior executives and the Committee reports to the Board every quarter. Factors the Committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at 4 p.m. E.T., except under the circumstances described below. Most foreign markets close before 4 p.m. E.T. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as fifteen hours old at 4 p.m. E.T. If the Adviser determines that developments between the close of the foreign markets and 4 p.m. E.T. will, in its judgment, materially affect the value of some or all of the Funds’ non-U.S. securities, the Adviser will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. E.T. In deciding whether to make these adjustments, the Adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent non-U.S. securities and baskets of non-U.S. securities. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

b) Securities Transactions, Investment Income and Expense Allocation. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

33

Baron Select Funds	June 30, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

c) Foreign Currency Translations. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the time the net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions include gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

d) Securities Lending. The Funds may lend securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

At June 30, 2012, Baron International Growth Fund and Baron Emerging Markets Fund had securities on loan with a value of $270,750 and $42,750, respectively, and held $285,000 of short-term investments and $45,000 of cash as collateral for these loans, respectively.

e) Short Sales. The Funds may sell securities short. When the Funds sell short, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Funds may incur dividend expense if a security that has been sold short declares a dividend. The Funds are exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. The Funds are required to maintain collateral in a segregated account for the outstanding short sales. Short sales involve elements of market risks and exposure to loss in excess of the amount recognized in the Statements of Assets and Liabilities. The Funds’ risk of loss in these types of short sales is unlimited because there is no limit to the cost of replacing the borrowed security. During the six months ended June 30, 2012, the Funds did not engage in short selling.

f) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

g) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as Regulated Investment Companies and all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

h) Restricted Securities. The Funds may invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

i) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred.

j) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k) Cash and Cash Equivalents. The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

l) Fund concentration. Certain of the Funds hold relatively concentrated portfolios that may contain fewer securities or industries than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of a Fund could decrease because of the poor performance of one or a few investments. Additionally, these Funds may encounter some difficulty in liquidating securities of concentrated positions.

34

June 30, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the six months ended June 30, 2012 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$91,391,047	$345,245,417
Baron Focused Growth Fund	23,796,357	18,253,299
Baron International Growth Fund	10,382,267	9,278,650
Baron Real Estate Fund	13,695,822	3,830,354
Baron Emerging Markets Fund	2,607,119	1,867,843
Baron Energy and Resources Fund	2,636,111	285,262
Baron Global Advantage Fund	2,631,886	189,866

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly equal to 1% per annum of the average daily net assets of the respective Funds. The Adviser has contractually agreed to reduce its fee, to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating
	Expense Ratio Cap

Fund	Retail	Institutional
	Shares	Shares
Baron Partners Fund	1.45%	1.20%
Baron Focused Growth Fund	1.35%	1.10%
Baron International Growth Fund	1.50%	1.25%
Baron Real Estate Fund	1.35%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%
Baron Energy and Resources Fund	1.35%	1.10%
Baron Global Advantage Fund	1.50%	1.25%

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Retail Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee payable monthly equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with, or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds in that capacity.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (the “Custodian”) to perform accounting and certain administrative services. The Custodian is compensated for fund accounting services based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed line of credit provided by a syndicate of banks (including the Custodian) in the amount of $325 million. A commitment fee of 0.15% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on September 21, 2012. Baron Partners Fund may borrow up to the lesser of $325 million or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the Federal Funds Rate or the Libor rate plus a margin of 1.15%. For the six months ended June 30, 2012, interest expense incurred on these loans amounted to $1,390,366.

During the six months ended June 30, 2012, Baron Partners Fund had an average daily balance on the line of credit of $210.9 million at a weighted average interest rate of 1.33%. At June 30, 2012, Baron Partners Fund had an outstanding loan in the amount of $257,000,000.

35

Baron Select Funds	June 30, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

6. RESTRICTED SECURITIES

At June 30, 2012, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds may receive more or less than this valuation in an actual sale and that difference could be material. At June 30, 2012, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

	Acquisition
Name of Issuer	Date(s)	Value
Private Equity Investments
Kerzner International Holdings Ltd., Cl A	9/27/2006	$6,162,000
Windy City Investments Holdings, L.L.C.	11/13/2007-1/27/2011	24,632,173

Total Restricted Securities:
(Cost $80,134,888)†(3.47% of Net Assets)		$30,794,173

	Baron International Growth Fund

	Acquisition
Name of Issuer	Date	Value
Private Equity Investments
Better Place, Inc., Series C Preferred
(Cost $275,001) (0.60% of Net Assets)	12/1/2011	$275,001

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;
•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, non-U.S. securities, whose markets close hours before the Funds value their holdings, may require revised valuations due to significant movement in the U.S. markets. Since these values are not obtained from quoted prices in an active market such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,113,147,264	$—	$—	$1,113,147,264
Private Equity Investments†	—	—	30,794,173	30,794,173
Short Term Investments	—	314,501	—	314,501

Total Investments	$1,113,147,264	$314,501	$30,794,173	$1,144,255,938

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2012.

†	See Statements of Net Assets for additional detailed categorizations.

36

June 30, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Focused Growth Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$93,003,556	$—	$—	$93,003,556

Total Investments	$93,003,556	$—	$—	$93,003,556

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2012.

	Baron International Growth Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$18,074,244	$25,877,700	$—	$43,951,944
Preferred Stocks	—	—	275,001	275,001
Short Term Investments	—	1,560,625	—	1,560,625

Total Investments	$18,074,244	$27,438,325	$275,001	$45,787,570

The fair value of Level 2 investments at December 31, 2011 was $3,637,318. $21,744,045 was transferred out of Level 1 into Level 2 at June 30, 2012 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

	Baron Real Estate Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$27,982,011	$860,858	$—	$28,842,869
Short Term Investments	—	1,334,180	—	1,334,180

Total Investments	$27,982,011	$2,195,038	$—	$30,177,049

Transfers between Levels 1, 2 or 3, if any, are recognized at ending value on June 30, 2012. There have been no transfers in and out of Level 1, 2 or 3 fair value measurements for the Fund for the six months ended June 30, 2012.

	Baron Emerging Markets Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$2,832,141	$3,822,441	$—	$6,654,582
Warrants	1,632	—	—	1,632
Short Term Investments	—	351,406	—	351,406

Total Investments	$2,833,773	$4,173,847	$—	$7,007,620

The fair value of Level 2 investments at December 31, 2011 was $1,551,746. $2,208,018 was transferred out of Level 1 into Level 2 at June 30, 2012 as a result of adjusting closing prices for certain securities (as described in Note 2a), due to significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. $109,603 was transferred out of Level 2 into Level 1 at June 30, 2012 as a result of no longer adjusting closing prices for certain securities and the earlier closing of foreign markets. It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the end of the period.

†	See Statements of Net Assets for additional detailed categorizations.

37

Baron Select Funds	June 30, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Energy and Resources Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,903,774	$130,806	$—	$2,034,580
Short Term Investments	—	181,459	—	181,459

Total Investments	$1,903,774	$312,265	$—	$2,216,039

Baron Global Advantage Fund

	Quoted Prices in	Other
	Active Markets	Significant	Significant
	for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks†	$1,802,800	$452,571	$—	$2,255,371

Total Investments	$1,802,800	$452,571	$—	$2,255,371

†	See Statements of Net Assets for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	June 30,	June 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Consumer
Discretionary	$3,900,000	$—	$—	$2,262,000	$—	$—	$—	$—	$6,162,000	$2,262,000
Financials	22,055,268	—	—	2,576,905	—	—	—	—	24,632,173	2,576,905

Total	$25,955,268	$—	$—	$4,838,905	$—	$—	$—	$—	$30,794,173	$4,838,905

	Baron International Growth Fund

										Change in Net
										Unrealized
										Appreciation
										(Depreciation)
			Net	Net Change in						from Investments
	Balance as of	Accrued	Realized	Unrealized			Transfers	Transfers	Balance as of	still held at
Investments in	December 31,	Premiums/	Gain	Appreciation			Into	Out of	June 30,	June 30,
Securities	2011	Discounts	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2012	2012
Private Equity Investments
Utilities	$275,001	$—	$—	$—	$—	$—	$—	$—	$275,001	$—

38

June 30, 2012	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Significant unobservable valuation inputs developed by the Adviser for material Level 3 investments as of June 30, 2012 were as follows:

		Fair Value as of			Weighted Average	Range used on
Sector (Country)	Company	6/30/2012	Valuation Technique	Unobservable Input	used on 6/30/2012	6/30/2012
				Estimated volatility of
				the returns of the
				enterprise value[1]	42.41%	27.20% - 58.13%

Private Equity			Combination of	Discount for lack of
Investments:	Kerzner International	$6,162,000	Market Comparables	marketability	22.37%	22.37%

Consumer	Holdings, Ltd., Cl A		and Option Pricing	EV/Run Rate EBITDA
Discretionary			methods	Multiple[2]	11.1x	9.8x - 13.2x

				Change in the composite
				equity index of
				comparable companies	4.12%	1.22% - 5.41%

				Estimated volatility of
				the returns of the
				enterprise value[3]	12.77%	12.77%

				Discount for lack of
				marketability	3.51%	3.51%

Private Equity	Windy City		Combination of Market	EV/Run Rate EBITDA
Investments:	Investments Holdings,	$24,632,173	Comparables and	Multiple[4]	7.6x	6.4x - 9.6x

Financials	L.L.C.		Option Pricing	Adjustment to the
			methods
				EBITDA Multiple due
				to leverage[4]	21%	21%

				Change in the composite
				equity index of
				comparable companies	4.17%	3.06% - 4.83%

Private Equity
Investments:	Better Place, Inc.,
Utilities (Israel)	Series C Preferred	$275,001	Market Transactions[5]	Discount	0%	0%

[1]	The volatility was derived using the simple average of the historical volatilities of comparable companies.
[2]	The multiple was derived as a simple average of the multiples of comparable companies.
[3]	The volatility was derived using the historical returns of the publicly traded debt of Nuveen Investments, Inc. and the historical returns of the equity of comparable public companies.
[4]

The multiple was derived as a simple average of the multiples of comparable companies. The derived EBITDA was increased by 21% to 9.21x. This increase adjusts for lever-age, as Nuveen Investments, Inc. is more levered than its comparable companies.

[5]	Market Transaction refers to the most recent known transaction, including transactions in which the Funds participated, as adjusted for any discount.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, partnership basis adjustments, income from passive foreign investment corporations and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of June 30, 2012, the components of net assets on a tax basis were substantially as follows:

		Baron	Baron	Baron	Baron	Baron	Baron
	Baron	Focused	International	Real	Emerging	Energy and	Global
	Partners Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund	Resources Fund	Advantage Fund
Cost of investments	$726,289,184	$67,456,697	$38,258,304	$26,025,982	$7,178,798	$2,484,288	$2,396,383

Gross tax unrealized appreciation	470,385,986	26,946,807	11,386,887	4,564,583	637,064	66,635	24,291
Gross tax unrealized depreciation	(52,419,232)	(1,399,948)	(3,854,476)	(413,516)	(819,112)	(334,268)	(164,770)

Net tax unrealized
appreciation (depreciation)	417,966,754	25,546,859	7,532,411	4,151,067	(182,048)	(267,633)	(140,479)
Undistributed (accumulated) net
investment income (loss)	(3,446,475)	163,087	100,373	14,820	(12,873)	(939)	(1,148)
Undistributed (accumulated) net
realized gain (loss)	(472,232,126)	(11,077,313)	(161,973)	84,328	(624,623)	(48,538)	(44,324)
Paid-in capital	944,113,673	78,897,357	38,356,055	25,402,638	7,886,204	2,505,154	2,501,400

Net Assets	$886,401,826	$93,529,990	$45,826,866	$29,652,853	$7,066,660	$2,188,044	$2,315,449

39

Baron Select Funds	June 30, 2012

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2011, the Funds had capital loss carryforwards expiring as follows:

		Baron	Baron	Baron	Baron
	Baron	Focused	International	Real	Emerging
	Partners Fund	Growth Fund	Growth Fund	Estate Fund	Markets Fund
Short term:
December 31, 2016	$241,990,742	$—	$—	$—	$—
December 31, 2017	334,667,179	12,422,278	—	—	—
No expiration date	—	—	—	—	164,558

	$576,657,921	$12,422,278	$—	$—	$164,558

The tax character of distributions paid during the six months ended June 30, 2012 and the fiscal year ended December 31, 2011 was as follows:

	Six Months Ended		Year Ended
	June 30, 2012		December 31, 2011

		Long Term		Long Term
Fund	Ordinary[1]	Capital Gain	Ordinary[1]	Capital Gain
Baron Partners Fund	$—	$—	$—	$—
Baron Focused Growth Fund	—	—	—	—
Baron International Growth Fund	—	—	379,919	3,569,430
Baron Real Estate Fund	—	—	142,811	124,254
Baron Emerging Markets Fund	—	—	—	—
Baron Energy and Resources Fund	—	—	N/A	N/A
Baron Global Advantage Fund	—	—	N/A	N/A

[1] For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of the FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At June 30, 2012, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

Baron Partners Fund is required to pay U.S. federal income tax (currently, at a maximum rate of 35%) on its “net built-in gain” attributable to certain assets of Baron Capital Partners, L.P. (the predecessor partnership of Baron Partners Fund), to the extent that any such net built-in gain is realized during the ten-year period beginning on the date of the conversion of the predecessor partnership into the Fund. The Fund holds two securities at June 30, 2012 with a market value of $24,648,750 which may be subject to the tax on net-built-in gain and reimbursement by the Adviser. The net built-in gain on these securities unrealized as of June 30, 2012 was $3,878,600.

9. MANAGEMENT OWNERSHIP

As of June 30, 2012, the officers and trustees owned, directly or indirectly, 48.62% of Baron Focused Growth Fund, 60.28% of Baron International Growth Fund, 23.30% of Baron Real Estate Fund, 51.98% of Baron Emerging Markets Fund, 46.54% of Baron Energy and Resources Fund and 67.67% of Baron Global Advantage Fund. As a result of their ownership, the officers and trustees may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Energy and Resources Fund and Baron Global Advantage Fund shareholders.

40

June 30, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED)

BARON PARTNERS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES										INSTITUTIONAL SHARES

	Six Months										Six Months
	Ended										Ended	Year Ended
	June 30,	Year Ended December 31,									June 30,	December 31,

	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003[1]	2012	2011	2010	2009[6]

Net asset value,
beginning
of period	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$10.00	$19.52	$20.66	$15.66	$12.66

Income (loss) from
investment
operations:
Net investment loss	(0.08)[2]	(0.14)[2]	(0.09)[2]	(0.04)[2]	(0.09)[2]	(0.21)[2]	(0.16)[2]	(0.13)	(0.06)	(0.10)	(0.05)[2]	(0.08)[2]	(0.06)[2]	(0.03)[2]
Net realized and
unrealized
gain (loss) on
investments	1.33	(1.04)	5.02	3.48	(10.74)	2.74	4.13	2.49	5.17	3.63	1.34	(1.06)	5.06	3.03

Total from
investment
operations	1.25	(1.18)	4.93	3.44	(10.83)	2.53	3.97	2.36	5.11	3.53	1.29	(1.14)	5.00	3.00

Less distributions to
shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain
on investments	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00	0.00

Total
distributions	0.00	0.00	0.00	0.00	(0.73)	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)	0.00	0.00	0.00	0.00

Net asset value,
end of period	$20.64	$19.39	$20.57	$15.64	$12.20	$23.76	$22.34	$18.43	$16.85	$12.17	$20.81	$19.52	$20.66	$15.66

Total return	6.45%[3]	(5.74)%	31.52%	28.20%	(46.67)%	11.34%	21.55%	14.37%	42.35%	35.76%[3]	6.61%[3]	(5.52)%	31.93%	23.70%[3]

Ratios/Supplemental
data:
Net assets (in millions),
end of period	$719.5	$970.4	$1,251.9	$1,249.3	$1,501.3	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3	$166.9	$123.7	$119.9	$158.5

Ratio of total expenses
to average net assets	1.70%[4]	1.71%	1.71%	1.51%	1.86%[5]	1.88%[5]	1.77%	1.62%	1.46%	1.77%[4]	1.44%[4]	1.45%	1.45%	1.38%[4]
Less: Ratio of interest
expense to average
net assets	(0.29)%[4]	(0.36)%	(0.34)%	(0.10)%	(0.51)%	(0.57)%	(0.45)%	(0.27)%	(0.12)%	(0.37)%[4]	(0.29)%[4]	(0.36)%	(0.34)%	(0.21)%[4]

Ratio of net operating
expenses to average
net assets	1.41%[4]	1.35%	1.37%	1.41%	1.35%	1.31%	1.32%	1.35%	1.34%	1.40%[4]	1.15%[4]	1.09%	1.11%	1.17%[4]

Ratio of net investment
loss to average
net assets	(0.75)%[4]	(0.69)%	(0.51)%	(0.30)%	(0.49)%	(0.86)%	(0.80)%	(0.85)%	(0.83)%	(1.39)%[4]	(0.49)%[4]	(0.41)%	(0.36)%	(0.31)%[4]

Portfolio turnover rate	7.68%[3]	16.96%	15.85%	32.43%	38.02%	32.95%	35.92%	37.62%	57.77%	36.67%[3]	7.68%[3]	16.96%	15.85%	32.43%

[1] For the period April 30, 2003 (commencement of operations) to December 31, 2003.
[2] Based on average shares outstanding.
[3] Not Annualized.
[4] Annualized.
[5] Benefit of expense reduction rounds to less than 0.01%.
[6] For the period May 29, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.	41

Baron Select Funds	June 30, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES					INSTITUTIONAL SHARES

	Six Months					Six Months
	Ended					Ended
	June 30,	Year Ended December 31,				June 30,	Year Ended December 31,

	2012	2011	2010	2009	2008 [1]	2012	2011	2010	2009 [7]

Net asset value, beginning of period	$9.71	$9.85	$8.14	$6.27	$10.00	$9.77	$9.88	$8.15	$6.88

Income (loss) from investment operations:
Net investment income (loss)	0.01 [2]	(0.07)[2]	(0.01)[2]	0.12 [2]	0.00 [2,3]	0.02 [2]	(0.04)[2]	0.01 [2]	0.07 [2]
Net realized and unrealized gain (loss) on investments	0.11	(0.07)	2.05	2.00	(3.33)	0.11	(0.07)	2.05	1.45

Total from investment operations	0.12	(0.14)	2.04	2.12	(3.33)	0.13	(0.11)	2.06	1.52

Less distributions to shareholders from:
Net investment income	0.00	0.00	(0.33)	(0.13)	0.00	0.00	0.00	(0.33)	(0.13)
Net realized gain on investments	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Return of capital	0.00	0.00	0.00	(0.12)	(0.40)	0.00	0.00	0.00	(0.12)

Total distributions	0.00	0.00	(0.33)	(0.25)	(0.40)	0.00	0.00	(0.33)	(0.25)

Net asset value, end of period	$9.83	$9.71	$9.85	$8.14	$6.27	$9.90	$9.77	$9.88	$8.15

Total return	1.24%[4,5]	(1.42)%[5]	25.17%[5]	33.77%[5]	(33.11)%[4,5]	1.33%[4,5]	(1.11)%[5]	25.39%[5]	22.06%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$28.0	$28.3	$46.4	$39.9	$59.3	$65.5	$63.6	$44.3	$36.6

Ratio of operating expenses to average net assets	1.49%[6]	1.48%	1.47%	1.52%	1.54%[6]	1.18%[6]	1.18%	1.19%	1.25%[6]
Less: Reimbursement of expenses by Adviser	(0.14)%[6]	(0.13)%	(0.12)%	(0.17)%	(0.19)%[6]	(0.08)%[6]	(0.08)%	(0.09)%	(0.15)%[6]

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.35%	1.35%[6]	1.10%[6]	1.10%	1.10%	1.10%[6]

Ratio of net investment income (loss) to average net assets	0.17%[6]	(0.69)%	(0.16)%	1.81%	0.01%[6]	0.43%[6]	(0.40)%	0.08%	1.63%[6]

Portfolio turnover rate	19.88%[4]	44.58%	24.08%	34.76%	35.43%[4]	19.88%[4]	44.58%	24.08%	34.76%

[1]	For the period June 30, 2008 (commencement of operations) to December 31, 2008.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Not Annualized.
[5]	The total returns would have been lower had certain expenses not been reduced during the periods shown.
[6]	Annualized.
[7]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

42	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES					INSTITUTIONAL SHARES

	Six Months				Six Months
	Ended				Ended
	June 30,	Year Ended December 31,			June 30,	Year Ended December 31,

	2012	2011	2010	2009	2012	2011	2010	2009 [5]

Net asset value, beginning of period	$13.20	$17.29	$14.11	$10.00	$13.25	$17.36	$14.13	$11.13

Income (loss) from investment operations:
Net investment income (loss)	0.01 [1]	(0.01)[1]	0.01 [1]	0.04 [1]	0.03 [1]	0.03 [1]	0.05 [1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments	1.07	(2.78)	3.38	4.43	1.07	(2.79)	3.39	3.38

Total from investment operations	1.08	(2.79)	3.39	4.47	1.10	(2.76)	3.44	3.36

Less distributions to shareholders from:
Net investment income	0.00	(0.04)	0.00	0.00	0.00	(0.09)	0.00	0.00
Net realized gain on investments	0.00	(1.26)	(0.21)	(0.36)	0.00	(1.26)	(0.21)	(0.36)

Total distributions	0.00	(1.30)	(0.21)	(0.36)	0.00	(1.35)	(0.21)	(0.36)

Net asset value, end of period	$14.28	$13.20	$17.29	$14.11	$14.35	$13.25	$17.36	$14.13

Total return	8.18%[2,3]	(16.35)%[2]	24.22%[2]	44.69%[2]	8.30%[2,3]	(16.13)%[2]	24.54%[2]	30.18%[2,3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$11.6	$11.7	$15.3	$8.4	$34.2	$30.5	$37.4	$22.1

Ratio of operating expenses to average net assets	1.77%[4]	1.73%	1.76%	2.33%	1.37%[4]	1.38%	1.40%	1.89%[4]
Less: Reimbursement of expenses by Adviser	(0.27)%[4]	(0.23)%	(0.26)%	(0.83)%	(0.12)%[4]	(0.13)%	(0.15)%	(0.64)%[4]

Ratio of net operating expenses to average net assets	1.50%[4]	1.50%	1.50%	1.50%	1.25%[4]	1.25%	1.25%	1.25%[4]

Ratio of net investment income (loss) to average net assets	0.15%[4]	(0.05)%	0.07%	0.38%	0.42%[4]	0.19%	0.31%	(0.29)%[4]

Portfolio turnover rate	20.81%[3]	53.20%	32.70%	53.94%	20.81%[3]	53.20%	32.70%	53.94%

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Not Annualized.
[4]	Annualized.
[5]	For the period May 29, 2009 (commencement of operations) to December 31, 2009.

See Notes to Financial Statements.	43

Baron Select Funds	June 30, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES			INSTITUTIONAL SHARES

	Six Months			Six Months
	Ended	Year Ended		Ended	Year Ended
	June 30,	December 31,		June 30,	December 31,

	2012	2011	2010	2012	2011	2010

Net asset value, beginning of period	$12.51	$12.66	$10.00	$12.56	$12.69	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00 [1,2]	(0.01)[1]	0.02 [1]	0.02 [1]	0.02 [1]	0.04 [1]
Net realized and unrealized gain on investments	2.24	0.07 [3]	2.64	2.25	0.07[3]	2.65

Total from investment operations	2.24	0.06	2.66	2.27	0.09	2.69

Less distributions to shareholders from:
Net investment income	0.00	(0.00)[2]	0.00	0.00	(0.01)	0.00
Net realized gain on investments	0.00	(0.21)	0.00	0.00	(0.21)	0.00

Total distributions	0.00	(0.21)	0.00	0.00	(0.22)	0.00

Net asset value, end of period	$14.75	$12.51	$12.66	$14.83	$12.56	$12.69

Total return	17.91%[4,5]	0.63%[4]	26.60%[4]	18.07%[4,5]	0.80%[4]	26.90%[4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$19.2	$10.9	$5.5	$10.5	$4.9	$3.2

Ratio of operating expenses to average net assets	2.00%[6]	2.33%	4.35%	1.76%[6]	2.14%	4.26%
Less: Reimbursement of expenses by Adviser	(0.65)%[6]	(0.98)%	(3.00)%	(0.66)%[6]	(1.04)%	(3.16)%

Ratio of net operating expenses to average net assets	1.35%[6]	1.35%	1.35%	1.10%[6]	1.10%	1.10%

Ratio of net investment income (loss) to average net assets	0.05%[6]	(0.08)%	0.14%	0.33%[6]	0.17%	0.36%

Portfolio turnover rate	17.45%[5]	70.99%	58.03%	17.45%[5]	70.99%	58.03%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.

44	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each period:

	RETAIL SHARES		INSTITUTIONAL SHARES

	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	June 30,	December 31,	June 30,	December 31,

	2012	2011	2012	2011

Net asset value, beginning of period	$8.28	$10.00	$8.30	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00)[1,2]	(0.03)[1]	0.01 [1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments	0.57	(1.69)	0.57	(1.69)

Total from investment operations	0.57	(1.72)	0.58	(1.70)

Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00
Net realized gain on investments	0.00	0.00	0.00	0.00

Total distributions	0.00	0.00	0.00	0.00

Net asset value, end of period	$8.85	$8.28	$8.88	$8.30

Total return	6.88%[3,4]	(17.20)%[3]	6.99%[3,4]	(17.00)%[3]

Ratios/Supplemental data:
Net assets (in millions), end of period	$2.2	$2.0	$4.8	$4.3

Ratio of operating expenses to average net assets	4.03%[5]	4.49%	3.38%[5]	3.83%
Less: Reimbursement of expenses by Adviser	(2.53)%[5]	(2.99)%	(2.13)%[5]	(2.58)%

Ratio of net operating expenses to average net assets	1.50%[5]	1.50%	1.25%[5]	1.25%

Ratio of net investment income (loss) to average net assets	(0.05)%[5]	(0.32)%	0.22%[5]	(0.07)%

Portfolio turnover rate	28.78%[4]	45.86%	28.78%[4]	45.86%

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	45

Baron Select Funds	June 30, 2012

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON ENERGY AND RESOURCES FUND

Selected data for a share outstanding throughout the period:

	RETAIL SHARES	INSTITUTIONAL SHARES

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2012	2012

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)[1]	0.00 [1,2]
Net realized and unrealized loss on investments	(1.28)	(1.28)

Total from investment operations	(1.29)	(1.28)

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of period	$8.71	$8.72

Total return	(12.90)%[3,4]	(12.80)%[3,4]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1.4	$0.8

Ratio of operating expenses to average net assets	9.76%[5]	9.41%[5]
Less: Reimbursement of expenses by Adviser	(8.41)%[5]	(8.31)%[5]

Ratio of net operating expenses to average net assets	1.35%[5]	1.10%[5]

Ratio of net investment income (loss) to average net assets	(0.19)%[5]	0.03%[5]

Portfolio turnover rate	14.55%[4]	14.55%[4]

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

46	See Notes to Financial Statements.

June 30, 2012	Baron Select Funds

FINANCIAL HIGHLIGHTS (UNAUDITED) (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout the period:

	RETAIL SHARES	INSTITUTIONAL SHARES

	Period	Period
	Ended	Ended
	June 30,	June 30,
	2012[1]	2012[1]

Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)[2]	(0.00)[2,3]
Net realized and unrealized loss on investments	(0.82)	(0.83)

Total from investment operations	(0.83)	(0.83)

Less distributions to shareholders from:
Net investment income	0.00	0.00
Net realized gain on investments	0.00	0.00

Total distributions	0.00	0.00

Net asset value, end of period	$9.17	$9.17

Total return	(8.30)%[4,5]	(8.30)%[4,5]

Ratios/Supplemental data:
Net assets (in millions), end of period	$1.8	$0.5

Ratio of operating expenses to average net assets	10.02%[6]	11.43%[6]
Less: Reimbursement of expenses by Adviser	(8.52)%[6]	(10.18)%[6]

Ratio of net operating expenses to average net assets	1.50%[6]	1.25%[6]

Ratio of net investment loss to average net assets	(0.36)%[6]	(0.13)%[6]

Portfolio turnover rate	10.96%[5]	10.96%[5]

[1]	For the period April 30, 2012 (commencement of operations) to June 30, 2012.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Not Annualized.
[6]	Annualized.

See Notes to Financial Statements.	47

Baron Select Funds	June 30, 2012

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on January 1, 2012 (except for Baron Global Advantage Fund which is invested from commencement of operations date of April 30, 2012) and held for the period ended June 30, 2012.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 20121

	Actual	Beginning	Ending		Annualized	Expenses
	Total	Account Value	Account Value		Expense	Paid During
	Return	January 1, 2012	June 30, 2012		Ratio	the Period
Baron Partners Fund — Retail Shares	6.45%	$1,000.00	$1,064.50		1.70%[2]	$8.73	[3]
Baron Partners Fund — Institutional Shares	6.61%	$1,000.00	$1,066.10		1.44%[2]	$7.40	[3]
Baron Focused Growth Fund — Retail Shares	1.24%	$1,000.00	$1,012.40	[5]	1.35%[6]	$6.75	[3]
Baron Focused Growth Fund — Institutional Shares	1.33%	$1,000.00	$1,013.30	[5]	1.10%[6]	$5.51	[3]
Baron International Growth Fund — Retail Shares	8.18%	$1,000.00	$1,081.80	[5]	1.50%[6]	$7.76	[3]
Baron International Growth Fund — Institutional Shares	8.30%	$1,000.00	$1,083.00	[5]	1.25%[6]	$6.47	[3]
Baron Real Estate Fund — Retail Shares	17.91%	$1,000.00	$1,179.10	[5]	1.35%[6]	$7.31	[3]
Baron Real Estate Fund — Institutional Shares	18.07%	$1,000.00	$1,180.70	[5]	1.10%[6]	$5.96	[3]
Baron Emerging Markets Fund — Retail Shares	6.88%	$1,000.00	$1,068.80	[5]	1.50%[6]	$7.72	[3]
Baron Emerging Markets Fund — Institutional Shares	6.99%	$1,000.00	$1,069.90	[5]	1.25%[6]	$6.43	[3]
Baron Energy and Resources Fund — Retail Shares	(12.90)%	$1,000.00	$871.00	[5]	1.35%[6]	$6.28	[3]
Baron Energy and Resources Fund — Institutional Shares	(12.80)%	$1,000.00	$872.00	[5]	1.10%[6]	$5.12	[3]
Baron Global Advantage Fund — Retail Shares	(8.30)%	$1,000.00	$917.00	[5]	1.50%[6]	$2.40	[4]
Baron Global Advantage Fund — Institutional Shares	(8.30)%	$1,000.00	$917.00	[5]	1.25%[6]	$2.00	[4]

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED JUNE 30, 2012

	Hypothetical	Beginning	Ending		Annualized	Expenses
	Annualized	Account Value	Account Value		Expense	Paid During
	Total Return	January 1, 2012	June 30, 2012		Ratio	the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,016.41		1.70%[2]	$8.52
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,017.70		1.44%[2]	$7.22
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.15	[5]	1.35%[6]	$6.77
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.39	[5]	1.10%[6]	$5.52
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,017.40	[5]	1.50%[6]	$7.52
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,018.65	[5]	1.25%[6]	$6.27
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.15	[5]	1.35%[6]	$6.77
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.39	[5]	1.10%[6]	$5.52
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,017.40	[5]	1.50%[6]	$7.52
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,018.65	[5]	1.25%[6]	$6.27
Baron Energy and Resources Fund — Retail Shares	5.00%	$1,000.00	$1,018.15	[5]	1.35%[6]	$6.77
Baron Energy and Resources Fund — Institutional Shares	5.00%	$1,000.00	$1,019.39	[5]	1.10%[6]	$5.52
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,017.40	[5]	1.50%[6]	$7.52
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,018.65	[5]	1.25%[6]	$6.27

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]
Annualized expense ratio for Baron Partners Fund for the six months ended June 30, 2012, includes 1.41% and 1.15% for net operating expenses and 0.29% and 0.29% for interest expense for the Retail and Institutional Shares, respectively.

[3]
Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]
Baron Global Advantage Fund commenced investment operations on April 30, 2012. Expenses are equal to each Share Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (61), then divided by 366 (to reflect the partial period).

[5]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[6]	Annualized expense ratios are adjusted to reflect fee waiver.

48

June 30, 2012	Baron Select Funds

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS FOR BARON PARTNERS FUND, BARON FOCUSED GROWTH FUND, BARON INTERNATIONAL GROWTH FUND, BARON REAL ESTATE FUND AND BARON EMERGING MARKETS FUND BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on May 8, 2012 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund and Baron Emerging Markets Fund (each a “Fund” and collectively, the “Funds”). The members of the Board who are not affiliated with the Trust (the “Independent Trustees”) met in a separate session to discuss and consider the renewal of the advisory agreement for the Funds. An independent consultant provided reports to the Board and attended the Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant, and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for the Funds for an additional one year period. In reaching its determination, the Board considered various factors that it deemed relevant, including the factors listed below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of services provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as on the information they had considered in past years. In particular, the Board considered the following:

•	Their confidence in the Adviser’s senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Funds’ custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services provided to the Funds and the support services provided to the Board;

•
The Adviser’s investment principles and processes and the historical performance of the Funds as compared to similar funds managed by other advisers and other funds managed by the Adviser over comparable periods;

•	The total expense ratio of the Funds and comparisons to similar funds managed by other advisers over comparable periods;

•
The costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary for the implementation of investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds; and

•	Any additional services provided by the Adviser.

The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the relevant advisory agreement with the Adviser.

2. INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

As part of its consideration of the investment performance of the Funds and the Adviser, the Board took into account the analyses performed by and discussed with the independent consultant. The Board considered for each Fund, among other information, the independent consultant’s comparisons of the expense ratio and contractual advisory fee with those of expense group funds. The Board also considered the independent consultant’s risk-adjusted performance comparisons with comparable funds and comparisons of each Fund’s annualized total return over one-, three-, five- and ten-year periods, where applicable, against expense group and performance universe averages. After considering all the information, the Board concluded that the Adviser continued to invest in accordance with its long-standing principles and that each Fund’s more recent relative performance was consistent with expectations for the Adviser’s investment style under recent market conditions. The Board noted the Funds’ absolute performance in the most recent one-year period and the risk-adjusted performance comparisons. The Board also concluded that the Funds and their shareholders had benefited over the long-term from the Adviser’s investment management of the Funds.

3. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

The Board was provided with information from the Adviser and the independent consultant regarding the fees charged by the Adviser as compared to the fees charged by comparable funds. This information compared various fees and expenses, as well as the total expense ratios, of the Funds against the same fees, expenses and total expense ratios of other funds of similar size, character and investment strategies. The total expense ratio of each Fund was generally competitive with the total expense ratios of the funds against which it was compared.

The Board considered comparisons of the advisory fees charged and services provided by the Adviser and its investment adviser affiliate to the Funds, sub-advised accounts and separately managed accounts. The Board considered that, while the advisory fees for the other clients are the same as, or lower than, the fees for the Funds, the Adviser or its affiliate performs significantly fewer services for those clients compared with those provided by the Adviser to the Funds.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies and the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund. The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

4. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which the Funds’ management fees reflected economies of scale for the benefit of Fund shareholders, noting the recent period of declining assets and appreciating that economies of scale analysis is predicated on increasing assets. The Board considered that the Funds do not have breakpoint fees. The Board considered that the small- and mid-cap investment strategies require more attention by the Adviser than a strategy that involves other types of investing, particularly as the asset size increases. The Board considered that the Adviser was continuing to grow and upgrade its staff and invest in its business even during this recent period of declining assets and reduced revenues. The Board reiterated its intention to continue to scrutinize the extent of economies of scale, asset growth and the Adviser’s plans to reinvest further to support the Funds. The Board concluded that the management fee for each Fund was reasonable in light of the services provided as discussed at the meeting, including the Adviser’s investments in resources to support the Funds.

After due consideration of the above enumerated factors and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund’s investment advisory agreement was in the best interests of the respective Fund and its shareholders.

Baron Select Funds	June 30, 2012

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT FOR BARON GLOBAL ADVANTAGE FUND BY THE BOARD OF TRUSTEES (UNAUDITED)

The Board of Trustees (the “Board”) of Baron Select Funds (the “Trust”) met on February 14, 2012 to discuss the selection of BAMCO, Inc. (the “Adviser”) as the investment adviser and the approval of the investment advisory agreement for the Baron Global Advantage Fund (the “Fund”). The members of the Board who are not affiliated with the Adviser (the “Independent Trustees”) met in separate session to discuss and consider the approval of the proposed advisory contract for the Fund. The Trustees received a substantial amount of information from the Adviser and were advised by independent counsel. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the advisory agreement for the Fund for an initial two-year period. The Independent Trustees considered a broad scope of information and their experiences, including the following, which they had considered in past years and remained, in their thinking, as material to their consideration:

1. NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the nature, extent and quality of proposed services to be provided by the Adviser, the Independent Trustees relied on the information they received at the Board meeting, as well as other information they received. In particular, the Board considered the following:

•	Their confidence in the senior personnel, portfolio management, the financial condition of the Adviser and its affiliates and the Adviser’s available resources;

•
The nature, quality and the level of long-term performance of the services to be provided by the Adviser, including: intensive devotion to research, selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, such as the Fund’s custodian and transfer agent, the quality of shareholder reports, the ability to monitor adherence to investment guidelines and restrictions, the legal, accounting and compliance services to be provided to the Fund and the support services to be provided to the Board;

•	The Adviser’s investment principles and processes;

•	The total expense ratio of the Fund and its comparison to similar funds managed by other advisers as explained by the Adviser’s General Counsel; and

•	Any additional services to be provided by the Adviser.

The Board concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund were appropriate and that the Fund was likely to benefit from those services to be provided under the advisory agreement with the Adviser.

2. COSTS OF SERVICES PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER

As part of its consideration of the cost of services to be provided, the Board examined the fees to be charged by the Adviser as compared to the fees charged by comparable funds as explained by the Adviser’s General Counsel.

The Board also considered the Adviser’s management fees for other public pooled investment vehicles for which the Adviser serves as a sub-adviser and the basis of compensation for separate accounts and private accounts managed by an affiliated adviser. While the fees for the other funds and accounts are the same as, or lower than, the proposed fees for the Fund, the Adviser performs only portfolio management services for those clients and does not provide many of the other services to be provided to the Fund. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, compliance, risk management and Trustee support.

In addition, the Board also considered the financial condition of the Adviser and its affiliates. Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the cost of services to be provided and the expected profits to be realized by the Adviser and its affiliate from their relationships with the Fund.

The Board concluded that the proposed management fee, as well as the total expenses to be paid by the Fund to the Adviser and its affiliates, were reasonable in light of the services to be provided.

3. ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

Since the Fund is newly formed, had not commenced operations and the eventual aggregate amount of the Fund’s assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. It was agreed that the issue would be revisited no later than when the Board next reviewed the advisory fee in connection with the renewal of the advisory contract for the Fund.

After due consideration, including in executive session, of the above enumerated factors, among others, the Board, including a majority of the Independent Trustees, approved the Fund’s investment advisory agreement.

Notes

Notes

Notes

Notes

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JUN 12

Item 2. Code of Ethics.

          Not applicable.

Item 3. Audit Committee Financial Expert.

           Not applicable.

Item 4. Principal Accountant Fees and Services.

           Not applicable.

Item 5. Audit Committee of Listed Registrants.

           Not applicable.

Item 6. Schedule of Investments.

          Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

          Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

          Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date:	August 24, 2012

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date:	August 24, 2012